As filed with the Securities and Exchange Commission on October 27, 1998

                                                 Securities Act File No. 2-34552
                                        Investment Company Act File No. 811-1939
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                         Pre-Effective Amendment No.___                      [ ]

                         Post-Effective Amendment No. 40                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 28                             [X]
                        (Check appropriate box or boxes)

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
                (TO BE CHANGED TO PILGRIM INVESTMENT FUNDS, INC.

                          EFFECTIVE NOVEMBER 16, 1998)
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 334-3444

                             James M. Hennessy, Esq.
                           Pilgrim America Group, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                     (Name and Address of Agent for Service)

                            ------------------------

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20005

 It is proposed that this filing will become effective (check appropriate box):

     [_]  Immediately upon filing pursuant to paragraph (b)
     [X]  on November 2, 1998 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [X] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
                              CROSS REFERENCE SHEET

N-1A ITEM
---------
                                                                                 LOCATION IN PROSPECTUS
                                                                                 ----------------------
PART A                                                                                  (CAPTION)
------                                                                                  ---------

Item 1.      Cover Page.........................................................Cover Page
Item 2.      Synopsis...........................................................The Equity Funds at a Glance; The
                                                                                   Income Funds at a Glance;
                                                                                   Summary of Expenses
Item 3.      Condensed Financial Information....................................Financial Highlights
Item 4.      General Description of Registrant..................................The Funds' Investment Objectives
                                                                                   and Policies; Investment
                                                                                   Practices and Risk
                                                                                   Considerations
Item 5.      Management of the Registrant.......................................Management of the Funds
Item 5A.     Management's Discussion of Fund Performance........................*
Item 6.      Capital Stock and Other Securities.................................Dividends, Distributions & Taxes;
                                                                                   Additional Information
Item 7.      Purchase of Securities Being Offered...............................Pilgrim America Purchase Options
Item 8.      Redemption or Repurchase...........................................How to Redeem Shares
Item 9.      Pending Legal Proceedings..........................................Not Applicable

                                                                                LOCATION IN STATEMENT OF
PART B                                                                           ADDITIONAL INFORMATION
------                                                                           ----------------------
                                                                                       (CAPTION)

Item 10.     Cover Page.........................................................Cover Page
Item 11.     Table of Contents..................................................Table of Contents
Item 12.     General Information and History....................................General Information and History
Item 13.     Investment Objectives and Policies.................................Supplemental Description of
                                                                                   Investments and Techniques;
                                                                                   Investment Restrictions
Item 14.     Management of the Fund.............................................Management of the Fund
Item 15.     Control Persons and Principal Holders of Securities................Management of the Fund; General
                                                                                   Information
Item 16.     Investment Advisory and Other Services.............................Management of the Fund
Item 17.     Brokerage Allocation and Other Practices...........................Portfolio Transactions
Item 18.     Capital Stock and Other Securities.................................Distributions; General Information
Item 19.     Purchase, Redemption and Pricing of
                  Securities Being Offered......................................Determination of Share Price;
                                                                                   Additional Purchase and
                                                                                   Redemption Information
Item 20.     Tax Status.........................................................Tax Considerations
Item 21.     Underwriters.......................................................Management of the Fund
Item 22.     Calculation of Performance Data....................................Performance Information
Item 23.      Financial Statements..............................................Financial Statements

----------------------------------

*    Contained in the Annual Report of the Registrant

Pilgrim Funds


                                                                   Prospectus
                                                                November 1, 1998


             40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, AZ 85004
                                 (800) 992-0180
                            -------------------------


The Pilgrim Funds are a family of diversified, open-end and closed-end management investment companies. This Prospectus describes the open-end investment company portfolios, also known as mutual funds (the Funds), each of which has its own investment objectives and policies.


                                  EQUITY FUNDS

                          PILGRIM BANK AND THRIFT FUND
                 (formerly Pilgrim America Bank and Thrift Fund)
                             (Bank and Thrift Fund)


                              PILGRIM MAGNACAP FUND
                    (formerly Pilgrim America MagnaCap Fund)
                                 (MagnaCap Fund)

                           PILGRIM MIDCAP VALUE FUND
              (formerly Pilgrim America Masters MidCap Value Fund)
                              (MidCap Value Fund)


                         PILGRIM LARGECAP LEADERS FUND
             (formerly Pilgrim America Masters LargeCap Value Fund)
                            (LargeCap Leaders Fund)


                        PILGRIM ASIA-PACIFIC EQUITY FUND
          (formerly Pilgrim America Masters Asia-Pacific Equity Fund)
                           (Asia-Pacific Equity Fund)

                                  INCOME FUNDS

                            PILGRIM HIGH YIELD FUND
                   (formerly Pilgrim America High Yield Fund)
                               (High Yield Fund)

                   PILGRIM GOVERNMENT SECURITIES INCOME FUND
                      (Government Securities Income Fund)


Each Fund offers different classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim Purchase OptionsTM permit you to choose the method of purchasing shares that best suits your investment strategy.


This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about each Fund, dated November 1, 1998, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). This Statement is available free upon request by calling Pilgrim Group, Inc. (Shareholder Servicing Agent) at (800) 992-0180.


INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   LIKE ALL MUTUAL FUND SHARES, NEITHER THE SECURITIES AND EXCHANGE COMMISSION
     NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSES UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS





                                                                            Page
                                                                            ----

THE EQUITY FUNDS AT A GLANCE ...............................................   3
THE INCOME FUNDS AT A GLANCE ...............................................   4
SUMMARY OF EXPENSES ........................................................   5
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES ..............................   8
INVESTMENT PRACTICES AND RISK CONSIDERATIONS ...............................  12
DIVERSIFICATION AND CHANGES IN POLICIES ....................................  19
YEAR 2000 COMPLIANCE .......................................................  19
SHAREHOLDER GUIDE ..........................................................  20
 Pilgrim Purchase OptionsTM ................................................  20
 Purchasing Shares .........................................................  27
 Exchange Privileges and Restrictions ......................................  28
 Systematic Exchange Privilege .............................................  29
 How to Redeem Shares ......................................................  29
MANAGEMENT OF THE FUNDS ....................................................  30
DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  34
PERFORMANCE INFORMATION ....................................................  36
ADDITIONAL INFORMATION .....................................................  36
FINANCIAL HIGHLIGHTS .......................................................  36

                         THE EQUITY FUNDS AT A GLANCE*



         Fund                            Objectives and Policies
----------------------- --------------------------------------------------------
 Bank and Thrift Fund   Long-term capital appreciation with income as a
                        secondary objective.
                        Invests primarily in equity securities of national and state-chartered banks (other than money center banks), thrifts, the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. Up to 35% of the Fund's total assets may be invested in equity securities of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager, debt securities, and securities of other investment companies.
                        Normally fully invested.
                        Pilgrim Investments, Inc. serves as Investment
                        Manager for Bank and Thrift Fund.

 MagnaCap Fund          Long term growth of capital with income as a
                        secondary consideration.
                        Invests in equity securities that are determined to be of high quality by the Investment Manager based upon certain selection criteria.
                        Normally fully invested.
                        Pilgrim Investments, Inc., serves as Investment
                        Manager for MagnaCap Fund.

 MidCap Value Fund      Long-term capital appreciation.
                        Invests in equity securities of companies believed to be undervalued that have a market capitalization of between $200 million and $5 billion.
                        Normally fully invested.
                        Cramer Rosenthal McGlynn, LLC., (CRM) provides portfolio management services for the MidCap Value
                        Fund.

 LargeCap Leaders       Long-term capital appreciation.
 Fund                   Invests in equity securities issued by companies
                        believed to be undervalued that generally have a market capitalization of at least $5 billion.
                        Normally fully invested.
                        Pilgrim Investments, Inc. serves as Investment
                        Manager for LargeCap Leaders Fund.

 Asia-Pacific Equity    Long-term capital appreciation.
 Fund                   Invests in equity securities of companies based in the
                        Asia-Pacific region, which includes China, Hong
                        Kong, Indonesia, Korea, Malaysia, Phillipines,
                        Singapore, Taiwan and Thailand, but not Australia and Japan.
                        Normally fully invested.
                        HSBC Asset Management America Inc. and HSBC
                        Asset Management Hong Kong Limited, subsidiaries of HSBC Holdings plc, provides portfolio management services for Asia-Pacific Equity Fund.

         Fund                                  Strategy
----------------------- --------------------------------------------------------
 Bank and Thrift Fund   Portfolio securities are selected principally on the
                        basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well-positioned to take advantage of opportunities currently developing in the banking and thrift industries.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities, and exposure to the financial and market risks of the banking and thrift industries, which may present greater risk than a portfolio that is not concentrated in a group of related industries. Bank and thrift stocks may be impacted by state and federal legislation and regulations and regional and general economic conditions.
                        You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 MagnaCap Fund          The Investment Manager generally selects
                        companies that meet the Fund's disciplined investment strategy: consistent payment of, or ability to, pay dividends; substantial increases in the ability to pay dividends; reinvested substantial earnings; strong balance sheets; and attractive prices.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 MidCap Value Fund      CRM, a `value' manager, seeks to identify middle
                        capitalization companies having one or more of the following characteristics: they are undergoing fundamental change; are undervalued; and are misunderstood by the investment community.
                        Investment prospects are viewed on a long-term basis and not on market timing.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 LargeCap Leaders       Seeks large capitalization companies believed to
 Fund                   present a good value based upon price
                        compared to projected earnings.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 Asia-Pacific Equity    Portfolio securities are selected based upon a
 Fund                   combination of a macroeconomic overview of
                        the region, specific country analysis, setting target country weightings, industry analysis and stock selection.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities, and exposure to changes in currency exchange rates and other risks of foreign investment. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*


* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the `Shareholder Guide.' For information regarding the risk factors of the Fund, refer to `Investment Practices and Risk Considerations' below.

                         THE INCOME FUNDS AT A GLANCE*


       Fund                         Objectives and Policies
------------------ -------------------------------------------------------------
 High Yield Fund   High level of current income with capital
                   appreciation as a secondary objective.
                   Invests at least 65% of its assets in a diversified portfolio of high-yielding debt securities commonly referred to as `junk bonds.' May also invest up to 35% of its total assets in other types of fixed income securities, preferred and common stocks, warrants and other securities.
                   Normally fully invested.
                   Pilgrim Investments, Inc. serves as Investment
                   Manager for High Yield Fund.

 Government        High level of current income consistent with liquidity
 Securities        and preservation of capital.
 Income Fund       Normally invests at least 70% of its assets in
                   securities issued or guaranteed by the U.S.
                   Government, or certain of its agencies and instrumentalities. The Fund does not invest in highly leveraging derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities or interest rate futures contracts.
                   Normally fully invested.
                   Pilgrim Ivestments, Inc. serves as Investment
                   Manager for for Government Securities Income Fund.


       Fund                              Strategy
------------------ -------------------------------------------------------------
 High Yield Fund   The Investment Manager selects high-yielding
                   fixed income securities that do not, in its opinion, involve undue risk relative to the securities' return characteristics.
                   Principal risk factors: exposure to financial, market and interest rate risks and greater credit risks than with higher-rated bonds. You can normally expect greater fluctuation in the value of the Fund's shares than for the Government
                   Securities Income Fund, particularly in response to economic downturns.*

 Government        The Investment Manager analyzes various U.S.
 Securities        Government securities and selects those offering
 Income Fund       the highest yield consistent with maintaining
                   liquidity and preserving capital.
                   Principal risk factors: exposure to financial and interest rate risks, and prepayment risk on mortgage related securities. You can normally expect fluctuation in the value of the Fund's shares in response to changes in interest rates, and relatively little fluctuation in the absence of such changes.*

* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the `Shareholder Guide.' For information regarding the risk factors of the Fund, refer to `Investment Practices and Risk Considerations' below.

                              SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). For each Fund, you may select from up to three separate classes of shares: Class A, Class B and Class M.



                       SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A      CLASS B      CLASS M(1)
                                                            ----------   ----------   ------------
Maximum initial sales charge imposed on purchases of the
 Equity Funds (as a percentage of offering price)  ......   5.75%(2)     None         3.50%(2)

Maximum initial sales charge imposed on purchases of the
 Income Funds (as a percentage of offering price)  ......   4.75%(2)     None         3.25%(2)

Maximum contingent deferred sales charge (CDSC) on each
 Fund (at the lower of original purchase price or the
 redemption proceeds)   .................................   None (3)     5.00%(4)     None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.

------------
(1) Bank and Thrift Fund does not offer Class M shares.

(2) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'

(3) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'

(4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

                     ANNUAL OPERATING EXPENSES AND EXAMPLES


The table below reflects the Annual Operating Expenses incurred by the Class A, B and M shares of each Fund for the fiscal year or period ended June 30, 1998. The Annual Operating Expenses for certain Funds are subject to waivers that are described in the footnotes following the table. The "Examples" to the right of the table show the cumulative expenses you would pay on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):


                   Annual Operating Expenses
            (As a Percentage of Average Net Assets)
--------------------------------------------------------------------------------
   BANK AND THRIFT FUND             CLASS A   CLASS B
                                    --------  --------
    Management fees                  0.72%     0.72%
    Distribution (12b-1 fees)(1)     0.25%     1.00%
    Other Expenses                   0.23%     0.23%
                                     ----      ----
    Total fund
     operating expenses              1.20%     1.95%
                                     ====      ====

   MAGNACAP FUND                    CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees                  0.72%     0.72%     0.72%
    Distribution (12b-1 fees)(1)     0.30%     1.00%     0.75%
    Other Expenses                   0.35%     0.35%     0.35%
                                     ----      ----      ----
    Total fund
     operating expenses              1.37%     2.07%     1.82%
                                     ====      ====      ====

   MIDCAP VALUE FUND                CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees                  1.00%     1.00%     1.00%
    Distribution (12b-1 fees)(1)     0.25%     1.00%     0.75%
    Other Expenses                   0.50%     0.50%     0.50%
                                     ----      ----      ----
    Total fund
     operating expenses(3)           1.75%     2.50%     2.25%
                                     ====      ====      ====

   LARGECAP LEADERS FUND            CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees                  1.00%     1.00%     1.00%
    Distribution (12b-1 fees)(1)     0.25%     1.00%     0.75%
    Other Expenses                   0.50%     0.50%     0.50%
                                     ----      ----      ----
    Total fund
     operating expenses(3)           1.75%     2.50%     2.25%
                                     ====      ====      ====

   ASIA-PACIFIC EQUITY FUND         CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees                  1.25%     1.25%     1.25%
    Distribution (12b-1 fees)(1)     0.25%     1.00%     0.75%
    Other Expenses                   0.50%     0.50%     0.50%
                                     ----      ----      ----
    Total fund
     operating expenses(3)           2.00%     2.75%     2.50%
                                     ====      ====      ====

   HIGH YIELD FUND                  CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees(4)               0.60%     0.60%     0.60%
    Distribution (12b-1 fees)(1)     0.25%     1.00%     0.75%
    Other Expenses                   0.15%     0.15%     0.15%
                                     ----      ----      ----
    Total fund
     operating expenses(3)           1.00%     1.75%     1.50%
                                     ====      ====      ====

   GOVERNMENT SEC. INC. FUND        CLASS A   CLASS B   CLASS M
                                    --------  --------  --------
    Management fees                  0.50%     0.50%     0.50%
    Distribution (12b-1 fees)(1)     0.25%     1.00%     0.75%
    Other Expenses                   0.75%     0.75%     0.75%
                                     ----      ----      ----
    Total fund
     operating expenses(5)           1.50%     2.25%     2.00%
                                     ====      ====      ====


     Annual Operating Expenses
 (As a Percentage of Average Net
              Assets)                                      EXAMPLES
----------------------------------- --------------------------------------------------------------------
   BANK AND THRIFT FUND                               CLASS A   CLASS B        CLASS B+
                                                      --------  ---------      ----------
    Management fees                After 1 year      $      69  $      70      $       20
    Distribution (12b-1 fees)(1)   After 3 years            93         91              61
    Other Expenses                 After 5 years           120        125             105
    Total fund                     After 10 years          195        208 (2)         208 (2)
     operating expenses

   MAGNACAP FUND                                      CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees                After 1 year             71         71              21           53
    Distribution (12b-1 fees)(1)   After 3 years            98         95              65           90
    Other Expenses                 After 5 years           128        131             111          130
    Total fund                     After 10 years          213        222 (2)         222 (2)      241
     operating expenses

   MIDCAP VALUE FUND                                  CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees                After 1 year             74         75              25           57
    Distribution (12b-1 fees)(1)   After 3 years           109        108              78          103
    Other Expenses                 After 5 years           147        153             133          151
    Total fund                     After 10 years          252        265 (2)         265 (2)      284
     operating expenses(3)

   LARGECAP LEADERS FUND                              CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees                After 1 year             74         75              25           57
    Distribution (12b-1 fees)(1)   After 3 years           109        108              78          103
    Other Expenses                 After 5 years           147        153             133          151
    Total fund                     After 10 years          252        265 (2)         265 (2)      284
     operating expenses(3)

   ASIA-PACIFIC EQUITY FUND                           CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees                After 1 year             77         78              28           59
    Distribution (12b-1 fees)(1)   After 3 years           117        115              85          110
    Other Expenses                 After 5 years           159        165             145          163
    Total fund                     After 10 years          277        290 (2)         290 (2)      309
     operating expenses(3)

   HIGH YIELD FUND                                    CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees(4)             After 1 year             57         68              18           47
    Distribution (12b-1 fees)(1)   After 3 years            78         85              55           78
    Other Expenses                 After 5 years           100        115              95          112
    Total fund                     After 10 years          164        186(2)          186 (2)      206
     operating expenses(3)

   GOVERNMENT SEC. INC. FUND                          CLASS A   CLASS B        CLASS B+        CLASS M
                                                      --------  ---------      ----------      --------
    Management fees                After 1 year             62         73              23           52
    Distribution (12b-1 fees)(1)   After 3 years            93        100              70           93
    Other Expenses                 After 5 years           125        140             120          137
    Total fund                     After 10 years          218        240 (2)         240 (2)      258
     operating expenses(5)

                                                       (Footnotes on next page.)

------------
 +  Assumes no redemption at end of period.
++ The Fund changed its year end from December 31 to June 30, therefore, the expenses reflected are for the six months ended June 30, 1998 annualized.
(1) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
(2) Assumes Class B shares converted to Class A shares at the end of the eighth year following purchase.
(3) The Investment Manager has entered into expense limitation agreements under which it will limit expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 1.50% for MidCap Value Fund and LargeCap Leaders Fund, 1.75% for Asia-Pacific Equity Fund, and 0.75% for High Yield Fund. These expense limitations will apply to each Fund individually until at least December 31, 1998. Prior to the waiver and reimbursement of Fund expenses, Other Expenses and Total Fund Operating Expenses for the fiscal year ended June 30, 1998 for the following Funds were: for MidCap Value Fund, 0.53% and 1.78% for Class A, 0.53% and 2.53% for Class B, and 0.53% and 2.28% for Class M; for LargeCap Leaders Fund, 1.03% and 2.28% for Class A, 1.03% and 3.03% for Class B, and 1.03% and 2.78% for Class M; for Asia-Pacific Equity Fund, 1.30% and 2.80% for Class A, 1.30% and 3.55% for Class B, and 1.30% and 3.30% for Class M; and for High Yield Fund, 0.32% and 1.17% for Class A, 0.32% and 1.92% for Class B, and 0.32% and 1.67% for Class M.
(4) The management fees for High Yield Fund have been restated to reflect current fees.
(5) The Investment Manager has agreed to reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. Without such waiver, Other Expenses and Total Fund Operating Expenses for the fiscal year ended June 30, 1998 would have been 0.83% and 1.58% for Class A, 0.83% and 2.33% for Class B, and 0.83% and 2.08% for Class M.

The purpose of the table on the previous page is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to 'Shareholder Guide' and 'Management of the Funds.' Use of the assumed 5% return in the Examples is required by the Securities and Exchange Commission. The Examples are not an illustration of past or future investment results, and should not be considered a representation of past or future expenses, actual expenses may be more or less than those shown.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

BANK AND THRIFT FUND. The Fund primarily seeks long-term capital appreciation; a secondary objective is income. The Fund pursues its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts, which investment may entitle the investor to participate in future stock conversions of the mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well positioned to take advantage of the attractive investment opportunities developing in the banking and thrift industries. In making decisions concerning the selection of portfolio securities for the Fund, the Investment Manager conducts its own evaluation of the depository institution which is a potential investment by the Fund and does not take into account the credit rating of the debt securities issued by such institution. These equity securities include common stocks and securities convertible into common stock (including convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

An investment in the Fund's shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be concentrated in specific segments of the banking and thrift industries, the shares may be subject to greater risk than the shares of a fund whose portfolio is less concentrated.

The  Investment  Manager believes that a number of factors may contribute to the
potential   for   growth  in  the  value  of  equity  securities  of  depository institutions, including the fact that such depository institutions are:

          (i) located in geographic regions experiencing strong economic growth and able to participate in such growth;

          (ii) well-managed and currently providing above-average returns on assets and shareholders' equity;

          (iii) attractive candidates for acquisition by a money center bank or another regional bank, as defined in 'The Banking and Thrift Industries,' below, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations;

          (iv)  expanding   their  business  into  new  financial   services  or
     geographic areas that have become or may become permissible due to an easing of regulatory constraints; or

          (v) investing assets in technology that is intended to increase productivity.

The Investment Manager also believes that factors may contribute to increased earnings of securities of depository institutions, including the following:

          (i) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees;

          (ii) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes;

          (iii) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products;

          (iv) the recent implementation of share repurchase programs by certain banks; or

          (v) a trend towards increased savings and investing as the average age of the population of the United States gets older.

The Fund's policy of investing under normal market conditions at least 65% of its total assets in the equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts is fundamental and may only be changed with approval of the shareholders of the Fund.

The Fund invests the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager (which may include companies that are not in financial services industries), in securities of other investment companies and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization. The Fund may also invest in short-term, investment grade debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

MAGNACAP FUND. The Fund's objective is growth of capital, with dividend income as a secondary consideration. In selecting investments for the Fund, preservation of capital is also an important consideration. The Fund normally seeks its objectives by investing primarily in equity securities issued by companies that the Investment Manager determines are of high quality based upon the selection criteria described below. The equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, rights or warrants to subscribe for or purchase common stocks, repurchase agreements, and foreign securities (including American Depositary Receipts
(ADRs)). Although it is anticipated that the Fund normally will be invested as fully as practicable in equity securities in accordance with its investment policies, assets of the Fund not invested in equity securities may be invested in high quality debt securities, as described in `Risk Considerations -- Temporary Defensive and other Short-Term Positions.' In a period that the Investment Manager believes presents weakness in the stock market or in economic conditions, the Fund may establish a defensive position to attempt to preserve capital and increase its investment in these instruments.


MagnaCap Fund is managed in accordance with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally, stocks are acquired only if at least 65% of the Fund's assets are invested in companies that meet the following criteria:

     1. CONSISTENT DIVIDENDS. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     2. SUBSTANTIAL DIVIDEND INCREASES. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     3. REINVESTED EARNINGS. Dividend payout must be less than 65% of current earnings.

     4. STRONG BALANCE SHEET. Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

     5. ATTRACTIVE PRICE. A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index.

The Investment Manager may also consider other factors in selecting investments for the Fund. The remainder of the Fund's assets may be invested in equity securities that the Investment Manager believes have growth potential because they represent an attractive value. Also, MagnaCap Fund may not invest more than 5% of its total assets in the securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and it may not invest in any restricted securities.

MIDCAP VALUE FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities issued by companies with middle market capitalizations, i.e., market capitalizations between $200 million and $5 billion, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of companies with middle market capitalizations. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'


The Fund is managed in accordance with the disciplined investment style that the Portfolio Manager, Cramer Rosenthal McGlynn, LLC (CRM), employs in managing midcap value portfolios. As a value adviser, CRM does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results, seeking out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Portfolio Manager's investment philosophy is to take advantage of periodic inefficiencies that develop in the valuation of publicly traded companies. Generally, its approach to finding such companies is to first identify dynamic change that can be material to a company's operations. Dynamic change means change within a company that is likely to have a material impact on its operations. Examples include new senior management, new products or markets, or any material divestitures, acquisitions, or mergers. The philosophy is that this type of change often creates misunderstanding in the marketplace that can result in a company's stock being undervalued relative to its future prospects and peer group. The Portfolio Manager seeks to identify this change at an early stage and conduct an evaluation of the company's business. In applying this approach, the Portfolio Manager focuses on middle capitalization companies where dynamic change can be material.

CRM seeks companies that it believes will look different in the future in terms of their operations, finances, and/or management. Once change is identified, the Portfolio Manager conducts an evaluation of a company that includes creating a financial model based principally upon projected cash flow, as opposed to reported earnings. The company's stock is evaluated in the context of what the market is willing to pay for the shares of comparable companies and what a strategic buyer would pay for the whole company. CRM also evaluates the degree of investor recognition of a company by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock CRM conducts a business analysis to corroborate its observations and assumptions, including, in most instances, discussions with management, customers and suppliers. Also, an important consideration is the extent to which management holds an ownership interest in a company. In its overall assessment, CRM seeks stocks that have a favorable risk/reward ratio over an 18 to 24 month holding period.


LARGECAP LEADERS FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities issued by companies with large market capitalizations that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Investment Manager seeks companies that it believes are leaders in their industries and considers whether these companies have a sustainable competitive edge. The Portfolio Manager's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

ASIA-PACIFIC EQUITY FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, ADRs, European Depositary Receipts and other depositary receipts. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of Asia-Pacific issuers. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed using the investment philosophy that the Portfolio Manager, HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited (HSBC), employs in managing private Asia-Pacific portfolios. Investment decisions are based upon a disciplined approach that takes into consideration the following factors: (i) macroeconomic overview of the region;
(ii) specific country analysis; (iii) setting target country weightings; (iv) evaluation of industry sectors within each country; and (v) selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock. HSBC seeks to take profits when the Portfolio Manager believes that a market or stock has risen fairly or disproportionately to other investment opportunities.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: (1) the country in which the issuer was organized; (2) the country in which the principal securities market for that issuer is located; (3) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (4) the country in which the issuer has at least 50% of its assets situated.

HIGH YIELD FUND. This Fund's primary investment objective is to seek a high level of current income and its secondary objective is capital appreciation, with preservation of capital as a consideration. The Fund normally seeks to achieve its objectives by investing at least 65% of its assets in a diversified portfolio of higher yielding debt securities, including preferred stock and convertible securities (High Yield Securities), that do not in the opinion of the Investment Manager involve undue risk relative to their expected return characteristics. High Yield Securities, which are commonly known as junk bonds, are ordinarily lower rated and include equivalent unrated securities.


Assets  of  the  Fund  not  invested in High Yield Securities (ordinarily not to exceed 35% of the Fund's assets) may be invested in common stocks; preferred stocks rated Baa or better by Moody's Investor Services, Inc. (Moody's) or BBB or better by Standard and Poor's Corporation (S&P); debt obligations of all types rated Baa or higher by Moody's or BBB or better by S&P; U.S. Government securities; warrants; foreign debt securities of any rating (not to exceed 10% of the Fund's total assets at the time of investment); money market instruments, including repurchase agreements on U.S. Government securities; other mortgage-related securities; financial futures and related options; and participation interests and assignments in floating rate loans and notes. See `Investment Practices and Risk Considerations -- High Yield Securities' for information on High Yield Securities.


GOVERNMENT SECURITIES INCOME FUND. This Fund's investment objective is to seek high current income, consistent with liquidity and preservation of capital. The Fund normally seeks to achieve its objectives by investing at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: GNMA, Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The 70% threshold may not be met due to changes in value of the Fund's portfolio or due to the sale of portfolio securities due to redemptions. In such instances, further purchases by the Fund will be of U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The U.S. Government securities in which the Fund may invest include, but are not limited to, the following: (1) direct obligations of the U.S. Treasury including Treasury bills (maturities of one year or less), Treasury notes (maturities of one to ten years), and Treasury bonds (generally maturities of greater than ten years and up to 30 years), and (2) mortgage-backed securities that are issued or guaranteed by GNMA, FNMA, or FHLMC. The Fund may invest in short-term, intermediate-term and long-term U.S. Government securities. The Investment Manager will determine the exact composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.

                 INVESTMENT PRACTICES AND RISK CONSIDERATIONS


The following pages contain information about certain types of securities in which one or more of the Funds may invest and strategies the Funds may employ in pursuit of the investment objectives. See the Statement of Additional
Information of each Fund for more detailed information on these investment techniques and the securities in which the Funds may invest.


RISK CONSIDERATIONS

The investment objectives and policies of the Funds described above should be carefully considered before investing. There is no assurance that a Fund will achieve its investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. Each Fund is subject to varying degrees of financial, market and credit risks.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund's assets may be invested in certain short-term, high-quality debt instruments (and, in the case of Bank and Thrift Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Manager's or Portfolio Manager's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. Bank and Thrift Fund, MagnaCap Fund, LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.


Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund (except Government Securities Income Fund) may invest include: (i)
short-term   obligations   of   the   U.S.   Government   and   its   agencies,
instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities and money market funds, while Asia-Pacific Equity Fund may invest in
short-term   obligations   of   foreign   governments   and   their   agencies,
instrumentalities, authorities, or political subdivisions. The short-term instruments in which Government Securities Income Fund may invest include short-term U.S. Government securities and repurchase agreements on U.S. Government securities. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.


BANK AND THRIFT FUND: SECURITIES OF BANKS AND THRIFTS. Bank and Thrift Fund invests primarily in equity securities of banks and thrifts. A `money center bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. `Regional banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as `community banks.'

The Bank and Thrift Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (`NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

Changes  in  state  and  Federal  law  are  producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

The thrifts in which the Bank and Thrift Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the `OTS'). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.


MIDCAP COMPANY EQUITY SECURITIES. The MidCap Value Fund will invest substantially all of its assets, and MagnaCap Fund, Bank and Thrift Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund may invest, in the equity securities of middle capitalization companies. Investment in middle capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. These securities may be less marketable and subject to more abrupt or erratic market movements than securities of larger companies.

INVESTMENTS IN FOREIGN SECURITIES. Asia-Pacific Equity Fund invests primarily, and MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. LargeCap Leaders Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing a deposit with the bank of a security of a foreign issuer, and are publicly traded in the U.S.


There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; (vii) higher transactional and custodial expenses than for domestic securities; and (viii) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

EMERGING MARKET INVESTMENTS. Asia-Pacific Equity Fund may invest in emerging market securities issued by companies based in emerging market countries in the Asia-Pacific region. An emerging market country is generally considered to be a country whose economy is less developed or mature than economies in other more developed countries or whose markets are undergoing a process of relatively basic development. `Emerging market countries' consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

In addition to the risks generally of investing in emerging market securities, there are particular risks associated with investing in developing Asia-Pacific countries including: (i) certain markets, such as those of China, being in the earliest stages of development; (ii) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; (v) overburdened infrastructure and obsolete financial systems; (vi) environmental problems; (vii) less well developed legal systems than many other industrialized nations; and (viii) less reliable custodial services and settlement practices.


CORPORATE DEBT SECURITIES. High Yield Fund may invest in corporate debt securities. In addition, High Yield Fund may also invest in high quality short-term corporate debt for temporary defensive purposes. See "Temporary Defensive and Other Short-Term Positions" above. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

HIGH YIELD SECURITIES. High Yield Fund may invest in High Yield Securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High Yield Securities often are referred to as `junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Generally, the Fund will invest in securities rated no lower than B by Moody's or S&P, unless the Investment Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Investment Manager believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated C or D if the Investment Manager perceives greater value in these securities than it believes is reflected in such securities' prevailing market price.


High Yield Securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. In the case of High Yield Securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which High Yield Securities are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Investment Manager seeks to identify situations in which the rating agencies have not fully perceived the value of the security.


Based upon the weighted average ratings of all High Yield Securities held during High Yield Fund's most recent fiscal year ended June 30, 1998, the percentage  of  the  Fund's  total High Yield Securities represented by (1) High
Yield Securities rated by a nationally recognized statistical rating organization, separated into each applicable rating category (Aaa, Baa, Ba, B, Caa, or Ca by Moody's or AAA, BBB, BB, B, CCC, or CC by S&P) by monthly dollar-weighted average is AAA -- 0%, BBB -- 0%, BB -- 4.61%, B -- 58.6%, CCC -- 2.42%, CC -- 0.40%, and D -- 0.34%, respectively, and (2) unrated High Yield Securities as a group -- 33.60%.

The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators `+,' no character, and `+' to its rating categories. The indicators show relative standing within the major rating categories.

OTHER INVESTMENT COMPANIES. LargeCap Leaders Fund, MidCap Value Fund, Asia-Pacific Equity Fund and Bank and Thrift Fund may each invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund.

There  are  some  potential  disadvantages  associated  with  investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund, which may not invest in restricted securities). A Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. This illiquidity might prevent the sale of the security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount the Fund could realize upon disposition. Each Fund may only invest up to 15% of its net assets in illiquid securities.


Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission registration by certain institutional investors known as `qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Government Securities Income Fund and High Yield Fund may invest up to 100% of their assets in certain types of mortgage-related securities. High Yield Fund may invest up to 35% of its total assets in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. Early prepayment may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on mortgage-backed securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.


Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as obligations of FNMA); and still others are backed only by the credit of the instrumentality (such as obligations of FHLMC), and thus may be subject to varying degrees of credit risk. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Investors also should refer to the discussion of `Mortgage-Related Securities.'


Investment Techniques


BORROWING. Bank   and  Thrift  Fund  may  borrow  money  from  banks  to  obtain short-term credits as are necessary for the clearance of securities transactions, but not in an amount exceeding 15% of its total assets. All Funds except Bank and Thrift may borrow from banks solely for temporary or emergency purposes up to certain amounts (10% of total assets in the case of Government Securities Income Fund, 5% of total assets in the case of MagnaCap Fund and High Yield Fund, and 33 1/3% of total assets in the case of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund). Government Securities Income Fund may not make any additional investment while any such borrowings exceed 5% of its total assets. The Government Securities Income Fund's entry into reverse repurchase agreements and dollar-roll transactions and any Fund's entry into delayed delivery transactions (including those related to pair-offs) shall not be subject to the above limits on borrowings. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value (NAV) of a Fund, and money borrowed will be subject to interest costs.

FOREIGN CURRENCY TRANSACTIONS. Substantially all of the assets of the Asia-Pacific Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares. The Asia-Pacific Equity Fund ordinarily will not engage in hedging transactions to guard against the risk of currency fluctuation. However, the Fund reserves the right to do so, and, toward this end, may enter into forward foreign currency contracts. This investment technique is described in the Fund's Statement of Additional Information.


DOLLAR ROLL TRANSACTIONS. Government Securities Income Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC in order to enhance portfolio returns and manage prepayment risks. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When it enters into a dollar roll transaction, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets in a dollar amount sufficient to make payment for the obligations to be repurchased. These securities are marked to market daily and are maintained until the transaction is settled.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, MagnaCap Fund, High Yield Fund and Government Securities Income Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with that Fund cash or high quality securities or an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.
During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PAIRING OFF TRANSACTIONS. Government Securities Income Fund engages in a pairing-off transaction when it commits to purchase a security at a future date, and then the Fund `pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets equal to the value of the outstanding purchase commitments. When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a gain. However, if interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REVERSE REPURCHASE AGREEMENTS. Government Securities Income Fund may enter into reverse repurchase agreement transactions, which involve the sale of U.S. Government Securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions and avoid liquidation of portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated account with its custodian cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with the Fund's other borrowings, may not exceed 33 1/3% of the Fund's total assets.


Use of Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. In the case of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund, it is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund may purchase put options, which give the Fund the right to sell a security it holds at a specified price. A Fund would purchase an option to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. The Funds will not engage in any other type of options transactions.

Another use of derivatives that only may be employed by the Asia-Pacific Equity Fund is to enter into forward currency contracts and foreign exchange futures ('futures') contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to `lock in' the U.S. dollar price of the security. The Funds will not engage in any other type of forward contracts or futures contracts. For additional information on options and foreign currency contracts, see `Options on Securities' and `Foreign Currency Exchange Transactions' in the Fund's Statement of Additional Information.

Government Securities Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. For information on mortgage-backed securities, see 'Investment Practices and Risk Considerations -- Mortgage-Related Securities' in this Prospectus, `U.S. Government Securities' in Government Securities Income Fund's Statement of Additional Information, and `Mortgage-Related Securities' in High Yield Fund's Statement of Additional Information.

Other uses of derivatives that may be employed only by High Yield Fund include writing covered call options; purchasing call options; and engaging in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund; however, the Fund may make occasional use of these techniques. When a Fund writes a covered call option, it receives a premium for entering into a contract to sell a security in the future at an agreed upon price and date. A Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. A Fund may purchase call options for the purpose of `closing out' a position on a security on which it has already written a call option.

High Yield Fund also may use financial futures contracts and related options for 'hedging' purposes. A Fund would purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. A risk of using financial futures contracts for hedging purposes is that the Investment Manager might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities. For information on options on securities and financial futures and related options, see `Option Writing' and `Financial Futures Contracts and Related Options' in High Yield Fund's Statement of Additional Information.

                    DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under `The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are `fundamental.' The other investment policies of Government Securities Income Fund described in the first paragraph under `The Funds' Investment Objectives and Policies -- Government Securities Income Fund' are also `fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Unless otherwise specified, other investment policies of any of the Funds may be changed by the Board of Directors of that Fund without shareholder approval. Each Fund is subject to investment restrictions that are described in that Fund's Statement of Additional Information under `Investment Restrictions.' Some of those restrictions are designated as `fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.


                             YEAR 2000 COMPLIANCE

Like other financial organizations, the Funds could be adversely affected if the computer systems used by the Investment Manager and the Funds' other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. The Investment Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with the Investment Manager and the Fund's other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally.

                                SHAREHOLDER GUIDE



PILGRIM PURCHASE OPTIONS(TM)


Depending upon the Fund, you may select from two or three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.


                                                      Class A       Class B      Class M(1)
                                                     -----------   -----------   ------------
Maximum Initial Sales Charge on Purchases
 Bank and Thrift Fund  ...........................    5.75%(2)       None           N/A
 MagnaCap Fund, MidCap Value Fund, LargeCap
   Leaders Fund, Asia-Pacific Equity Fund ........    5.75%(2)       None          3.50%
 High Yield Fund and Government Securities
   Income Fund ...................................    4.75%(2)       None          3.25%
CDSC .............................................     None(3)       5.00%(4)      None
Annual Distribution Fees(5) ......................    0.25%(6)       1.00%         0.75%
Maximum Purchase .................................   Unlimited     $250,000     $1,000,000
Automatic Conversion to Class A ..................      N/A         8 Years         N/A

------------
(1) Bank and Thrift Fund does not offer Class M shares.

(2) Imposed upon purchase. Reduced for purchases of $50,000 or more.
(3) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See `Class A Shares: Initial Sales Charge Alternative.'
(4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See `Class B Shares: Deferred Sales Charge Alternative.'
(5) Annual asset-based distribution charge.
(6) MagnaCap Fund imposes an annual distribution fee of 0.30%.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: Initial Sales Charge Alternative. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see `Special Purchases without a Sales Charge' and `Reduced Sales Charges.'


            BANK AND THRIFT FUND, MAGNACAP FUND, MIDCAP VALUE FUND,
               LARGECAP LEADERS FUND AND ASIA-PACIFIC EQUITY FUND


                                                                                    DEALERS'
                                                                                  REALLOWANCE
                                            AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                        PRICE PER SHARE          NAV        OFFERING PRICE
-----------------------------------------   --------------------   -----------   ----------------
Less than $50,000   .....................         5.75%              6.10%           5.00%
$50,000 but less than $100,000  .........         4.50%              4.71%           3.75%
$100,000 but less than $250,000 .........         3.50%              3.63%           2.75%
$250,000 but less than $500,000 .........         2.50%              2.56%           2.00%
$500,000 but less than $1,000,000  ......         2.00%              2.04%           1.75%

                                HIGH YIELD FUND
                     AND GOVERNMENT SECURITIES INCOME FUND




                                                                                   DEALERS'
                                                                                 REALLOWANCE
                                           AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                       PRICE PER SHARE          NAV        OFFERING PRICE
----------------------------------------   --------------------   -----------   ----------------
Less than $50,000  .....................         4.75%              4.99%           4.25%
$50,000 but less than $100,000 .........         4.50%              4.71%           4.00%
$100,000 but less than $250,000.  ......         3.50%              3.63%           3.00%
$250,000 but less than $500,00 .........         2.50%              2.56%           2.25%
$500,000 but less than $1,000,000 ......         2.00%              2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:




                                                                       PERIOD
                                                        DEALER      DURING WHICH
ON PURCHASES OF:                              CDSC     ALLOWANCE    CDSC APPLIES
------------------------------------------   -------   ----------   ------------
$1,000,000 but less than $2,500,000 ......   1.00%       1.00%        2 Years
$2,500,000 but less than $5,000,000 ......   0.50%       0.50%         1 Year
$5,000,000 and over  .....................   0.25%       0.25%         1 Year


Class B Shares: Deferred Sales Charge Alternative. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

                     YEAR OF REDEMPTION AFTER PURCHASE   CDSC
                     ---------------------------------  ------
                     First    .........................   5%
                     Second   .........................   4%
                     Third ............................   3%
                     Fourth   .........................   3%
                     Fifth ............................   2%
                     Sixth    .........................   1%
                     Seventh and following   ..........   0%

To determine the CDSC payable on redemptions of Class B shares, the Funds will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see each Fund's Statement of Additional Information.


CLASS M SHARES: Lower Initial Sales Charge Alternative. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as orders for Class A shares or declined. The public offering price of Class M shares is the NAV of each Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:



                       MAGNACAP FUND, MIDCAP VALUE FUND,
              LARGECAP LEADERS FUND AND ASIA-PACIFIC EQUITY FUND




                                                                               DEALERS'
                                                                             REALLOWANCE
                                       AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                   PRICE PER SHARE          NAV        OFFERING PRICE
-------------------------------------- --------------------   -----------   ----------------
Less than $50,000.....................         3.50%             3.63%           3.00%
$50,000 but less than $100,000  ......         2.50%             2.56%           2.00%
$100,000 but less than $250,000 ......         1.50%             1.52%           1.00%
$250,000 but less than $500,000 ......         1.00%             1.01%           1.00%
$500,000 and over.....................         None              None            None

             HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND



                                                                               DEALERS'
                                                                             REALLOWANCE
                                       AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                   PRICE PER SHARE          NAV        OFFERING PRICE
-------------------------------------- --------------------   -----------   ----------------
Less than $50,000   ..................         3.25%             3.36%           3.00%
$50,000 but less than $100,000  ......         2.25%             2.30%           2.00%
$100,000 but less than $250,000 ......         1.50%             1.52%           1.25%
$250,000 but less than $500,000 ......         1.00%             1.01%           1.00%
$500,000 and over   ..................         None              None            None


Class M shares are not offered by Bank and Thrift Fund and do not convert to Class A.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of a Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, Class M Shares, or shares with front-end sales charges (`Participating Funds') by completing the Letter of Intent section of the Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim General Money Market Shares and Pilgrim Money Market Fund-Class B) (`Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act;
(iv) a trustee or other
fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under
Section 401 of the Internal Revenue Code); and (v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.


WAIVERS OF CDSC. The CDSC on Class A or Class B shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

        1) The CDSC on Class A or Class B shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of each Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability.

        2) The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

        3)  The  CDSC  also  will  be  waived  in the case of a total or partial
     redemption   of   shares  in  a  Fund  in  connection  with  any  mandatory
     distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.


REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.


To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See `Tax Considerations' in the Statement of Additional Information.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A or Class M shares may be purchased at NAV without a sales charge by:


        1) Class A or Class M shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.


        2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and which unaffiliated fund was: with respect to purchases of Bank and Thrift Fund, a fund invested primarily in financial services entities;

   with respect to purchases of MagnaCap Fund, a domestic growth fund; with respect to purchases of the MidCap Value Fund, a mid-cap fund; with respect to purchases of the LargeCap Leaders Fund, a large-cap fund; with respect to purchases of the Asia-Pacific Equity Fund, a fund investing in companies based in the Asia-Pacific region; with respect to purchases of High Yield
   Fund, a high yield bond fund; and with respect to purchases of Government Securities Income Fund, a government securities fund.


        3) Any charitable organization or governmental entity that has determined that a Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.


        4) Officers, directors and full-time employees, and their families of Pilgrim America Capital Corporation (Pilgrim) and its subsidiaries.


        5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.


        6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust.

        7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under `Pilgrim Purchase OptionsTM -- Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.


        8) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).


        9) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds.


        10) Accounts as to which a banker or broker-dealer charges an account management fee (`wrap accounts').


        11) Any registered investment company for which Pilgrim Investments, Inc. serves as investment manager.

The Funds may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information.

INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other open-end Pilgrim Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other open-end Pilgrim Funds and/or other events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1)

0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

RULE 12B-1 PLAN. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of that Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class M shares.

DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds and in connection with services rendered to shareholders of each Fund, each Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to that class):


        CLASS A SHARES

                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
        -------------------------------------------- -----------   -------------
         Bank and Thrift Fund, MidCap
          Value Fund, LargeCap Leaders Fund,
          Asia-Pacific Equity Fund   ...............   0.25%           n/a*

         MagnaCap Fund   ...........................   0.25%          0.05%

         High Yield Fund and
          Government Securities Income Fund   ......   0.25%           n/a


          ------------
          * Subject to increase by action of the Fund's Directors to a rate not exceeding .10% per annum.


        CLASS B SHARES

                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
        -------------------------------------------- -----------   -------------


         All Funds  ................................   0.25%          0.75%


        CLASS M SHARES


                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
        -------------------------------------------- -----------   -------------

         All Funds except Bank and Thrift Fund   ......   0.25%          0.50%*


          ------------
          * Subject to increase by action of the Fund's Directors to a rate not exceeding 0.75% per annum.


Fees  paid  under  the  Rule 12b-1 Plan may be used to cover the expenses of the
Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of Prospectuses and Statements of Additional Information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. With respect to Class A shares of MagnaCap Fund, High Yield Fund and Government Securities Income Fund, the Distributor will be reimbursed for its actual expenses incurred under the 12b-1

Plan. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $4,916,710 for MagnaCap Fund (1.11% of its net assets), $1,561,725 for High Yield Fund (0.56% of its net assets), and $927,642 for Government Securities Income Fund (3.42% of its net assets) as of June 30, 1998. With respect to Class A shares of all other Funds and the Class B and Class M shares of each Fund, the Distributor will receive payment without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of the Fund as well as the other Pilgrim Funds.


Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.


        CLASS A AND B SHARES


                                                     SERVICING
         FUND                                           FEE
        -------------------------------------------- -----------

       All Funds  ...................................   .25%



        CLASS M SHARES


                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
        -------------------------------------------- -----------   -------------

       Magna Cap Fund, MidCap
        Value Fund, LargeCap Leaders Fund,
        Asia-Pacific Equity Fund    .................   .25%            .40%
       High Yield Fund and Government
        Securities Income Fund   ....................   .25%            .15%

Payments are calculated as a percentage of the Fund's average daily NAV attributed to each class of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

     Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).



       METHOD                      INITIAL INVESTMENT                             ADDITIONAL INVESTMENT
--------------------- -----------------------------------------------   --------------------------------------------
 By contacting your    The minimum initial investment in a Fund is      The minimum for additional investment in a
 Authorized Dealer     $1,000 ($250 for IRAs).                          Fund is $100.

 By Mail               Visit or consult an Authorized Dealer.           Visit or consult your Authorized Dealer.
                       Make your check payable to the Pilgrim           Fill out the Account Additions form
                       Funds and mail it, along with a                  included on the bottom of your account
                       completed Application, to the address            statement along with your check payable to
                       indicated on the Application. Please             the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the New         provided with the account statement.
                       Account Application.                             Remember to write your account number on
                                                                        the check.

 By wire               Call the Pilgrim Operations Department           Call the Pilgrim Operations Dept.
                       at (800) 336-3436 to obtain an account           at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on      reference number. Give that number to your
                       the account. Instruct your bank to wire          bank and have them wire the
                       funds to the Fund in care of:                    same manner described under `Initial
                       Investors Fiduciary Trust Co.                    Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim
                       _______________________________(Fund)
                       A/C #751-8315; for further credit to:
                       Shareholder A/C
                       #______________________________________
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ________________________(Your Name Here)

                       After wiring funds you must complete the New Account Application and send it to:
                       Pilgrim Funds.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368


The Funds and the Distributor reserve the right to reject any purchase order. Please note cash, traveler's checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.


PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).


Purchases of each class of a Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close regular trading on the New York Stock Exchange, (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer

Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of each Fund's shares will be determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of each Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see each Fund's Statement of Additional Information.


PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.

RETIREMENT PLANS. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (`IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.


TELEPHONE ORDERS. The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.


EXCHANGE PRIVILEGES AND RESTRICTIONS. An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other open-end Pilgrim Fund other than Pilgrim General Money Market Shares (`Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of an open-end Pilgrim Fund of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be exchanged for shares of Pilgrim Money Market Fund-Class B (Money Market-Class B), and shares of Money Market-Class B acquired in the exchange may subsequently be exchanged for shares of any other Pilgrim Fund. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.



HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.


             METHOD                                                    PROCEDURES
-------------------------------- ----------------------------------------------------------------------------------------
 Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to
 Authorized Dealer               the Distributor. These firms may charge for their services in connection with your redemption request, but neither the Funds nor the Distributor imposes any such charge.

 Redemption By Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signa-
                                 ture guarantee by an eligible guarantor. It will also be necessary for corporate in-
                                 vestors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New Account Applica-
                                 tion. To determine whether a signature guarantee or other documentation is re-
                                 quired, shareholders may call the Shareholder Servicing Agent at (800) 992-0180.

 Expedited Redemption            By Check
                                 The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $100,000) mailed to an address which has been on record with the Pilgrim Funds for at least 30 days. This privilege is automatically assigned to you unless you check the box on the New Account Application which signifies that you do not wish to utilize such option.
                                 By Wire
                                 The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-
                                 designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. To effect an Expedited Re-
                                 demption, please call the Transfer Agent at (800) 992-0180 and select option 3. In the event that share certificates have been issued, you may not request a wire re-
                                 demption by telephone or wire. This option is not available for retirement accounts.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.


PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.



                            MANAGEMENT OF THE FUNDS


MORE ABOUT THE FUNDS. Bank and Thrift Fund is the single series of Pilgrim Bank and Thrift Fund, Inc., which is a registered investment company that was incorporated in Maryland in November, 1985 as a closed-end, diversified management investment company. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund.

MagnaCap Fund and High Yield Fund are series of Pilgrim Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969.

MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund are series of Pilgrim Advisory Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in April, 1995.


Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Each Fund is governed by its Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER. The Investment Manager has overall responsibility for the management of the Funds. Each Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide or oversee all investment advisory and portfolio management services for the Fund.

Each agreement also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The
Investment Manager provides the Funds with office space, equipment and personnel necessary to administer the Funds. Each agreement with the Investment Manager can be canceled by the Board of Directors of each Fund upon 60 days written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange
Commission. The Investment Manager acquired certain assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995.


The Investment Manager and Pilgrim Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly owned subsidiaries of Pilgrim America Capital Corporation (NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts. For more information on Pilgrim America Capital Corporation please see each Fund's Statement of Additional Information.


The Investment Manager bears its expenses of providing the services described above. Bank and Thrift Fund pays the Investment Manager a fee at an annual rate of 1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets, and 0.70% of average daily net assets in excess of $125,000,000. These fees are computed and accrued daily and paid monthly.

MagnaCap Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million.


High Yield Fund pays the Investment Manager a fee at an annual rate of 0.60% of the average daily net assets of the Fund. LargeCap Leaders Fund and MidCap Value Fund each pay the Investment Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets, and the Asia-Pacific Fund pay the Investment Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets.


Government Securities Income Fund pays the Investment Manager a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The agreement with the Investment Manager for the Government Securities Income Fund provides that the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.


The Investment Manager has entered into expense limitation agreements with respect to certain of the Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of these Funds (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" of the Investment Manager, and distribution (12b-1) fees) do not exceed: 0.75% for High Yield Fund; 1.50% for LargeCap Leaders Fund and MidCap Value Fund; and 1.75% for Asia-Pacific Equity Fund.

The expense limitation agreements provide that these expense limitations shall continue until December 31, 1998 for High Yield Fund, LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund. The Investment Manager may extend, but may not shorten, the period of these limitations without the consent of the Funds, so long as the extension is at the same expense limitation amount discussed above. Each Fund described above will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Each expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.

THE PORTFOLIO MANAGERS. For Asia-Pacific Equity Fund and MidCap Value Fund, the Investment Manager has engaged two of the most respected institutional investment advisers in the world. For portfolios similar to these Funds, these firms usually require large investment minimums to open an account, and their services for these types of portfolios are typically available only to wealthy individuals and large institutional clients. The Portfolio Managers have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

ASIA-PACIFIC EQUITY FUND. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Portfolio Manager to the Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in
1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $49 billion of assets worldwide for a wide variety of institutional, retail and private clients, with a minimum investment size for private accounts of $10 million for Asia-Pacific investors. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.

Fredric Lutcher III, Managing Director, Chief Financial Officer, HSBC Americas, Ian Burden, Chief Investment Officer, HSBC Hong Kong, and Man Wing Chung, Director, HSBC Hong Kong, are primarily responsible for portfolio management of Asia-Pacific Equity Fund. Mr. Lutcher joined HSBC in 1997, and has over 20 years of investment experience. Prior to joining HSBC, Mr. Lutcher was with Merrill Lynch Asset Management. Mr. Burden has been with HSBC for 17 years, and has 24 years investment experience. Mr. Chung has been with HSBC for 5 years, and has 10 years investment experience.


MIDCAP VALUE FUND. Cramer Rosenthal McGlynn, LLC. (CRM) serves as Portfolio Manager to the MidCap Value Fund. CRM's predecessor was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and CRM currently manages approximately $4 billion for more than 200 individual and institutional clients, with a minimum investment size for private accounts of $5 million. The three founding principals of CRM have each spent over 35 years in the investment business. The firm has managed investments in small and middle capitalization companies for years. Accounts managed by Cramer Rosenthal own in the aggregate approximately % of the outstanding voting securities of Pilgrim.


Gerald  B.  Cramer,  Chairman of CRM, Edward D. Rosenthal, Vice Chairman of CRM,
Ronald  H.  McGlynn,  Manager, President and Chief Executive Officer of CRM, Jay
B. Abramson, Executive Vice President and Director of Research of CRM, and Michael Prober, Portfolio Manager and Research Analyst, are primarily responsible for portfolio management of MidCap Value Fund. Messrs. Cramer, Rosenthal and McGlynn founded CRM's predecessor in 1973. Mr. Abramson has been with CRM or its predecessor for 13 years. Mr. Prober has been with CRM for 6 years.

Each Portfolio Manager serves the pertinent Fund under an agreement with the Investment Manager. Each Portfolio Manager has discretion to purchase and sell securities for the portfolio of its respective Fund in accordance with that Fund's objectives, policies and restrictions. Although the Portfolio Managers are subject to the general supervision by the Board of Directors and the Investment Manager, the Board and/or the Investment Manager do not evaluate the investment merits of specific securities transactions. The agreement with each Portfolio Manager may be terminated by the Board of Directors of the Funds, by the Investment Manager or by the Portfolio Manager. Thus, it is possible that in the future, one or more of the current Portfolio Managers would no longer be engaged for a Fund. It is not anticipated that Portfolio Managers will be replaced in the ordinary course of operations.

As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC and CRM fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity and MidCap Value Funds, respectively.


INVESTMENT PERSONNEL


HOWARD N. KORNBLUE, Senior Vice President, Head of Equity and Senior Portfolio Manager for the Investment Manager. Mr. Kornblue is a co-manager of MagnaCap Fund and has served as a portfolio manager of MagnaCap Fund since 1989. Prior to joining Pilgrim Group (and its predecessor) in 1986, Mr. Kornblue was Vice President, Director of Research and Portfolio Manager at First Wilshire
Securities Management; supervised mergers and acquisitions for Getty Oil Company; was portfolio manager and research analyst in both the fixed-income and equity departments for Western Asset Management Company; and was research analyst and pension fund manager at Southern California Edison Company. Mr. Kornblue received a B.S. from U.C.L.A., and M.S. and M.B.A. from U.S.C.

CARL DORF, C.F.A., Senior Vice President and Senior Portfolio Manager of Bank and Thrift Fund has been managing the Fund's portfolio since January 1991, when he joined the Investment Manager's predecessor. Mr. Dorf is also a Senior Vice President of the Investment Manager. Prior to joining the Investment Manager's predecessor, he was a principal of Dorf & Associates Investment Counsel. His 35 plus years of portfolio management and research experience include positions with Moody's Investors Service, Inc., as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Management Corp. as a senior financial stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BBA/Finance and Investments and MBA/Finance and Investments degrees from the Bernard Baruch School of Business and Public Administration, The City College of New York.

G. DAVID UNDERWOOD, C.F.A., Vice President, Director of Research and Senior Portfolio Manager for the Investment Manager, is a co-manager of MagnaCap Fund and Portfolio Manager of LargeCap Leaders Fund. Prior to joining the Investment Manager in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager and two years with C.S. McKee Investment Advisors as a Portfolio Manager. A Chartered Financial Analyst and past president of the Pittsburgh Society of Financial Analysts, Mr. Underwood received his B.S. degree from Arizona State University and has done graduate work in economics and finance at Washington and Jefferson College. He is a graduate of Pennsylvania Bankers Trust School.

JEFFERY B. CROSS, Vice President of the Investment Manager, is a co-manager of MagnaCap Fund. Mr. Cross joined Pilgrim in August 1997 from Delta Ventures Financial Council, Inc., where he was in charge of equity analysis. Prior to joining Delta Ventures in 1991, he was executive vice president of a manufacturing engineer consulting firm. Mr. Cross began his business career in the 1970's working as a junior equity analyst for John Cross & Associates, an SEC-registered investment advisor in Cincinnati, Ohio. He is an advisory director of the CAD Institute. Mr. Cross has three Magna Cum Laude Bachelor of Science degrees from Miami University, Oxford, Ohio, in Chemistry, Physics, and Mathematics. He has a masters degree from Stanford University and has done post-graduate work in business and chemical engineering at Arizona State University.

KEVIN G. MATHEWS, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has served as Portfolio Manager of High Yield Fund since June 1995, and also served as Portfolio Manager of Government Securities Income Fund from June 1995 through September 1996. Prior to joining the Investment Manager, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.

CHARLES G. ULLERICH, C.F.A. and C.I.A., Vice President of the Investment Manager, has served as Portfolio Manager of Government Securities Income Fund since September 1996 and served as Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Prior to joining Pilgrim Group, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA, where he was Portfolio Manager for a conservatively-managed $150 million mortgage and treasury securities portfolio, since 1991. Before that, he was an internal auditor for Georgia Federal Bank in Atlanta. Mr. Ullerich received a B.S. from Arizona State University, and he holds the professional designations of Chartered Financial Analyst and Certified Internal Auditor. He is Past President of the Georgia Chapter of the Arizona State University Alumni Association.


DISTRIBUTOR. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.


SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.


PORTFOLIO TRANSACTIONS. The Investment Manager, or Portfolio Manager in the case of MidCap Value Fund and Asia-Pacific Equity Fund, will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. The Investment Manager, or Portfolio Manager, will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks (`brokers') that provide `best execution' of these orders. In placing purchase and sale transactions, the Investment Manager, or Portfolio Managers, may consider brokerage and research services provided by a broker to Portfolio Manager or the Investment Manager or their affiliates, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager or Portfolio Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with a Portfolio Manager or the Investment Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, the Investment Manager or Portfolio Manager may place securities transactions with brokers that provide certain services to a Fund. The Investment Manager or Portfolio Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.


                        DIVIDENDS, DISTRIBUTIONS & TAXES


DIVIDENDS AND DISTRIBUTIONS. In the case of Bank and Thrift Fund, MidCap Value Fund, LargeCap Leaders Fund, and Asia-Pacific Equity Fund, dividends and distributions from net investment income and capital gains, if any, will be paid at least annually. MagnaCap Fund makes semi-annual payments from net investment income and one or more payments from net realized capital gains, if any. High Yield Fund and Government Securities Income Fund each have a policy of paying monthly dividends from their net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.


Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund which offers Class A, B, or M shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.

FEDERAL TAXES. Each Fund intends to operate as a `regulated investment company' under the Internal Revenue Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its taxable income and gains, the Fund itself generally is relieved of federal income and excise taxes.

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.


All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Certain of the Funds, and in particular Asia-Pacific Equity Fund, may make investments outside the U.S. If a Fund has income from sources within foreign countries, that income may be subject to withholding and other taxes imposed by such countries, which could reduce the Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see each Fund's Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time as well as the Fund's current yield. The total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. The figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance. The Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over six monthly periods and multiplied by two to provide an annualized yield.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.


                            ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS. Each Fund's Articles of Incorporation permit the Directors to authorize the creation of additional series, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.


SHAREHOLDERS HAVE CERTAIN VOTING RIGHTS. Each share of each Fund is given one vote. Matters such as approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of that Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. The Funds are not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.


                             FINANCIAL HIGHLIGHTS

                 For a Share Outstanding Throughout Each Period

The following tables present condensed financial information about each Fund. The tables present historical information based upon a share outstanding through each Fund's fiscal year. This information has been derived from the financial statements that are in the Funds' Annual Report dated as of June 30, 1998. Further information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge.

                          PILGRIM BANK AND THRIFT FUND


For the six-month period ended June 30, 1998 and the years ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, have been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value", was audited by another independent auditor. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.


                                                                           YEAR ENDED DECEMBER 31,
                                             SIX MONTHS ENDED             --------------------------
                                              JUNE 30, 1998*                        1997**
                                      -----------------------------       --------------------------
                                         CLASS A         CLASS B            CLASS A      CLASS B(a)
                                      -----------      ------------       ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value,
 beginning of year                    $      25.87     $      25.85       $   17.84     $      25.25
                                      ------------     ------------       ---------     ------------
Income (loss) from investment
 operations:
 Net investment income                        0.11             0.01            0.34             0.04
 Net realized and unrealized
  gain (loss) on investments                  1.54             1.54           10.83             2.92
                                      ------------     ------------       ---------     ------------
Total from investment operations              1.65             1.55           11.17             2.96
                                      ------------     ------------       ---------     ------------
Less distributions:
 Net investment income                          --               --            0.31             0.04
 Excess of net investment in-
  come                                          --               --              --               --
 Realized capital gains                         --               --            2.65             2.04
 Tax return of capital                          --               --            0.18             0.28
                                      ------------     ------------       ---------     ------------
Total distributions                           0.00             0.00            3.14             2.36
                                      ------------     ------------       ---------     ------------
Other:
 Reduction in net asset value
  from rights offering                          --               --              --               --
                                      ------------     ------------       ---------     ------------
Net asset value, end of year          $      27.52     $      27.40       $   25.87     $      25.85
                                      ============     ============       =========     ============
Closing market price, end of year               --               --              --               --
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                                --               --              --               --
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(e)                           6.38%            6.00%          64.86%           11.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($millions)   $        549     $        360       $     383     $         76
Ratios to average net assets:
 Expenses                                     1.20%(h)         1.95%(h)        1.10%            1.89%(h)
 Net investment income                        0.94%(h)         0.19%(h)        1.39%            0.99%(h)
Portfolio turnover rate                          2%               2%             22%              22%
Average commission rate paid(i)       $      0.023     $      0.023       $   0.013     $      0.013

                                          1996       1995(b)        1994          1993            1992            1991
                                      ------------ ------------ ------------ -------------- ----------------- ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value,
 beginning of year                    $   14.83    $   10.73    $    11.87   $     12.46    $      10.12      $    7.49
                                      ---------    ---------    ----------   -----------    ------------      ---------
Income (loss) from investment
 operations:
 Net investment income                     0.32         0.31          0.26          0.26            0.22           0.24
 Net realized and unrealized
  gain (loss) on investments               5.18         4.78         (0.53)         0.75            2.93           3.33
                                      ---------    ---------    ----------   -----------    ------------      ---------
Total from investment operations           5.50         5.09         (0.27)         1.01            3.15           3.57
                                      ---------    ---------    ----------   -----------    ------------      ---------
Less distributions:
 Net investment income                     0.32         0.31          0.26          0.26            0.22           0.24
 Excess of net investment in-
  come                                     0.03         0.03            --            --              --             --
 Realized capital gains                    2.14         0.65          0.65          0.73            0.47             --
 Tax return of capital                       --           --            --            --            0.12           0.70
                                      ---------    ---------    ----------   -----------    ------------      ---------
Total distributions                        2.49         0.99          0.87          0.99            0.81           0.94
                                      ---------    ---------    ----------   -----------    ------------      ---------
Other:
 Reduction in net asset value
  from rights offering                       --           --            --         (0.61)             --             --
                                      ---------    ---------    ----------   -----------    ------------      ---------
Net asset value, end of year          $   17.84    $   14.83    $    10.73   $     11.87    $      12.46      $   10.12
                                      =========    =========    ==========   ===========    ============      =========
Closing market price, end of year     $   15.75    $   12.88    $     9.13   $     10.88    $      11.63      $    9.50
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                          43.48%       52.81%        (8.85)%        1.95%(d)       31.53%         47.52%
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(e)                       41.10%       49.69%        (1.89)%        7.79%(f)       32.36%(g)      49.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($millions)   $     252    $     210    $      152   $       168    $        141      $     101
Ratios to average net assets:
 Expenses                                  1.01%        1.05%         1.28%         0.91%           1.24%          1.31%
 Net investment income                     1.94%        2.37%         2.13%         2.08%           2.00%          2.68%
Portfolio turnover rate                      21%          13%           14%           17%             20%            31%
Average commission rate paid(i)              --           --            --            --              --             --

                                          1990         1989         1988
                                      ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $    10.26   $    9.54    $    8.17
                                      ----------   ---------    ---------
Income (loss) from investment
 operations:
 Net investment income                      0.31        0.30         0.31
 Net realized and unrealized
  gain (loss) on investments               (2.20)       1.50         1.43
                                      ----------   ---------    ---------
Total from investment operations           (1.89)       1.80         1.74
                                      ----------   ---------    ---------
Less distributions:
 Net investment income                      0.31        0.31         0.37
 Excess of net investment in-
  come                                        --          --           --
 Realized capital gains                       --        0.44           --
 Tax return of capital                      0.57        0.33           --
                                      ----------   ---------    ---------
Total distributions                         0.88        1.08         0.37
                                      ----------   ---------    ---------
Other:
 Reduction in net asset value
  from rights offering                        --          --           --
                                      ----------   ---------    ---------
Net asset value, end of year          $     7.49   $   10.26    $    9.54
                                      ==========   =========    =========
Closing market price, end of year     $     7.13   $    9.13    $    7.75
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                          (12.45)%     32.25%       30.17%
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(e)                       (18.14)%     20.79%       22.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($millions)   $       75   $     103    $      96
Ratios to average net assets:
 Expenses                                   1.29%       1.26%        1.18%
 Net investment income                      3.59%       4.15%        3.28%
Portfolio turnover rate                       46%         63%          43%
Average commission rate paid(i)               --          --           --

                             Footnotes on next page

                          PILGRIM BANK AND THRIFT FUND
                                  (Continued)


*        Effective June 30, 1998,  Bank and Thrift Fund changed its year  end to
         June 30.

** The Fund converted from a closed-end investment company to an open-end investment company on October 17, 1997.

(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.
(b) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.
(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(d) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.
(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(f) Total return is calculated assuming full participation in the 1993 rights offering.
(g) Total return is calculated assuming no particpation in the 1992 rights offering.
(h)      Annualized.
(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                             PILGRIM MAGNACAP FUND

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                               CLASS A
                                       ----------------------------------------------------
                                                         YEAR ENDED JUNE 30,
                                       ----------------------------------------------------
                                         1998           1997          1996         1995(a)
                                       ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $ 15.92       $ 16.69      $    14.03    $    12.36
                                        -------       -------      ----------    ----------
Income from investment
operations:
 Net investment income (loss)              0.04          0.10            0.09          0.12
 Net realized and unrealized gain
  on investments                           3.02          4.16            2.87          2.29
                                        -------       -------      ----------    ----------
  Total from investment operations         3.06          4.26            2.96          2.41
                                        -------       -------      ----------    ----------
Less distributions from:
 Net investment income                     0.04          0.10            0.06          0.14
 Distributions in excess of net
  investment income                        0.02          0.02              --            --
 Realized gains on investment              1.85          4.91            0.24          0.60
                                        -------       -------      ----------    ----------
  Total distributions                      1.91          5.03            0.30          0.74
                                        -------       -------      ----------    ----------
Net asset value, end of period         $  17.07      $  15.92      $    16.69    $    14.03
                                       ========      ========      ==========    ==========
TOTAL RETURN(c)                           20.53%        30.82%          21.31%        20.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)      $348,759      $290,355      $  235,393    $  211,330
Ratios to average net assets:
 Expenses                                  1.37%         1.46%           1.68%         1.59%
 Net investment income                     0.29%         0.64%           0.54%         0.98%
Portfolio turnover rate                      53%           77%             15%            6%
Average commission rate paid(e)        $ 0.0422      $ 0.0686            --            --



                                           1994         1993          1992          1991         1990           1989
                                       --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $    12.05    $    11.98    $    10.93     $  10.74     $   10.52      $    9.12
                                       ----------    ----------    ----------     --------     ---------      ---------
Income from investment
operations:
 Net investment income (loss)                0.15          0.14          0.13         0.20          0.15           0.17
 Net realized and unrealized gain
  on investments                             0.89          0.82          1.16         0.33          1.24           1.39
                                       ----------    ----------    ----------     --------     ---------      ---------
  Total from investment operations           1.04          0.96          1.29         0.53          1.39           1.56
                                       ----------    ----------    ----------     --------     ---------      ---------
Less distributions from:
 Net investment income                       0.14          0.12          0.24         0.16          0.17           0.16
 Distributions in excess of net
  investment income                            --            --            --           --            --             --
 Realized gains on investment                0.59          0.77            --         0.18          1.00             --
                                       ----------    ----------    ----------     --------     ---------      ---------
  Total distributions                        0.73          0.89          0.24         0.34          1.17           0.16
                                       ----------    ----------    ----------     --------     ---------      ---------
Net asset value, end of period         $    12.36    $    12.05    $    11.98     $  10.93     $   10.74      $   10.52
                                       ==========    ==========    ==========     ========     =========      =========
TOTAL RETURN(c)                              9.13%         8.21%        11.93%        5.21%        13.84%         17.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)      $  190,435    $  197,250    $  196,861     $199,892     $ 224,059      $ 204,552
Ratios to average net assets:
 Expenses                                    1.53%         1.53%         1.60%        1.50%         1.50%          1.60%
 Net investment income                       1.16%         1.09%         1.20%        2.00%         1.40%          1.80%
Portfolio turnover rate                         7%           36%           49%         182%           12%          1.29%
Average commission rate paid(e)                --            --            --           --            --             --

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)      Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)      Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                             PILGRIM MAGNACAP FUND

                                  (Continued)

                                                                     CLASS B
                                                    -----------------------------------------
                                                        YEAR          YEAR         JULY 17,
                                                        ENDED         ENDED       1995(b)TO
                                                      JUNE 30,      JUNE 30,       JUNE 30,
                                                        1998          1997           1996
                                                    ------------- ------------- -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   15.81     $   16.59     $       14.22
                                                    ---------     ---------     -------------
Income from investment operations:
 Net investment income (loss)                           (0.04)           --              0.06
 Net realized and unrealized gain on investments         2.97          4.13              2.61
                                                    ---------     ---------     -------------
  Total from investment operations                       2.93          4.13              2.67
                                                    ---------     ---------     -------------
Less distributions from:
 Net investment income                                     --            --              0.06
 Distributions in excess of net investment income        0.03            --                --
 Realized gains on investment                            1.85          4.91              0.24
                                                    ---------     ---------     -------------
  Total distributions                                    1.88          4.91              0.30
                                                    ---------     ---------     -------------
Net asset value, end of period                      $   16.86     $   15.81     $       16.59
                                                    =========     =========     =============
TOTAL RETURN(c)                                         19.76%        29.92%            18.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $  77,787     $  37,427     $      10,509
Ratios to average net assets:
 Expenses                                                2.07%         2.16%             2.38%(d)
 Net investment income                                  (0.41)%       (0.04)%            0.07%(d)
Portfolio turnover rate                                    53%           77%               15%
Average commission rate paid(e)                     $  0.0422     $  0.0686                --

                                                                        CLASS M
                                                    -----------------------------------------
                                                      YEAR          YEAR           JULY 17,
                                                      ENDED         ENDED         1995(b) TO
                                                    JUNE 30,      JUNE 30,         JUNE 30,
                                                      1998          1997             1996
                                                    -----------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   15.87      $ 16.63       $      14.22
                                                    ---------      -------       ------------
Income from investment operations:
 Net investment income (loss)                              --         0.02               0.08
 Net realized and unrealized gain on investments         2.98         4.16               2.63
                                                    ---------      -------       ------------
  Total from investment operations                       2.98         4.18               2.71
                                                    ---------      -------       ------------
Less distributions from:
 Net investment income                                     --         0.02               0.06
 Distributions in excess of net investment income        0.05         0.01                 --
 Realized gains on investment                            1.85         4.91               0.24
                                                    ---------      -------       ------------
  Total distributions                                    1.90         4.94               0.30
                                                    ---------      -------       ------------
Net asset value, end of period                      $   16.95      $ 15.87       $      16.63
                                                    =========      =======       ============
TOTAL RETURN(C)                                         20.00%       30.26%             19.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $  14,675      $ 6,748       $      1,961
Ratios to average net assets:
 Expenses                                                1.82%        1.91%              2.13%(d)
 Net investment income                                  (0.16)%       0.22%              0.32%(d)
Portfolio turnover rate                                    53%          77%                15%
Average commission rate paid(e)                     $  0.0422      $0.0686                 --

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)      Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)      Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                           PILGRIM MIDCAP VALUE FUND


The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                   CLASS A
                                                   ----------------------------------------
                                                      YEAR          YEAR        TEN MONTHS
                                                      ENDED         ENDED          ENDED
                                                    JUNE 30,      JUNE 30,       JUNE 30,
                                                      1998          1997         1996 (a)
                                                   ------------- ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $   14.64     $   11.99       $    10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          (0.07)        (0.02)            0.13
 Net realized and unrealized gain on investments        2.71          2.85             1.91
                                                   ---------     ---------       ----------
  Total from investment operations                      2.64          2.83             2.04
                                                   ---------     ---------       ----------
Less distributions:
 Net investment income                                    --            --             0.05
 In excess of net investment income                       --          0.07               --
 Realized gains on investments                          0.49          0.11               --
                                                   ---------     ---------       ----------
  Total distributions                                   0.49          0.18             0.05
                                                   ---------     ---------       ----------
Net asset value, end of period                     $   16.79     $   14.64       $    11.99
                                                   =========     =========       ==========
TOTAL RETURN (b)                                       18.40%        23.89%           20.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $  27,485   $    16,985       $    2,389
Ratios to average net assets:
 Expenses (c)(d)(e)                                     1.75%         1.75%            1.75%(f)
 Net investment income (loss) (c)(d)(e)                (0.53)%       (0.13)%           2.00%(f)
Portfolio turnover rate                                   85%           86%              60%(f)
Average commission rate paid (g)                   $  0.0421   $    0.0592               --

                                                                  CLASS B                                 CLASS M
                                                  ------------------------------------------ -----------------------------------
                                                     YEAR          YEAR      TEN MONTHS       YEAR        YEAR        TEN MONTHS
                                                     ENDED         ENDED        ENDED         ENDED       ENDED         ENDED
                                                   JUNE 30,      JUNE 30,     JUNE 30,       JUNE 30,    JUNE 30,      JUNE 30,
                                                     1998          1997       1996 (a)         1998        1997        1996 (a)
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $  14.49     $  11.94     $    10.00     $   14.49     $   11.93   $    10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                         (0.18)       (0.05)          0.07         (0.15)        (0.03)        0.06
 Net realized and unrealized gain on investments       2.65         2.76           1.90          2.67          2.76         1.91
                                                   --------     --------     ----------     ---------     ---------   ----------
  Total from investment operations                     2.47         2.71           1.97          2.52          2.73         1.97
                                                   --------     --------     ----------     ---------     ---------   ----------
Less distributions:
 Net investment income                                   --           --           0.03            --            --         0.04
 In excess of net investment income                      --         0.05             --            --          0.06          --
 Realized gains on investments                         0.49         0.11             --          0.49          0.11          --
                                                   --------     --------     ----------     ---------     ---------   ----------
  Total distributions                                  0.49         0.16           0.03          0.49          0.17         0.04
                                                   --------     --------     ----------     ---------     ---------   ----------
Net asset value, end of period                     $  16.47     $  14.49     $    11.94     $   16.52     $   14.49   $    11.93
                                                   ========     ========     ==========     =========     =========   ==========
TOTAL RETURN (b)                                      17.40%       22.95%         19.80%        17.76%        23.21%       19.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $ 40,575     $ 23,258     $    2,123     $  13,232     $   8,378   $    1,731
Ratios to average net assets:
 Expenses (c)(d)(e)                                    2.50%        2.50%          2.50%(f)      2.25%         2.25%        2.25%(f)
 Net investment income (loss) (c)(d)(e)               (1.28)%      (0.90)%         1.27%(f)     (1.03)%       (0.63)%       1.16%(f)
Portfolio turnover rate                                  85%          86%            60%(f)        85%           86%          60%(f)
Average commission rate paid (g)                   $ 0.0421     $ 0.0592             --     $  0.0421     $  0.0592          --

------------

(a)      The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.78%, 2.53% and 2.28% and the ratios of net investment income (loss) to average net assets were (0.57)%, (1.32)% and (1.07)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(f)      Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                        PILGRIM LARGECAP LEADERS FUND*


The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                    CLASS A
                                                   -----------------------------------------
                                                       YEAR          YEAR        TEN MONTHS
                                                       ENDED         ENDED         ENDED
                                                     JUNE 30,      JUNE 30,       JUNE 30,
                                                       1998          1997         1996 (a)
                                                   ------------- ------------- -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $ 14.17       $ 11.77      $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          0.01          0.06               0.07
 Net realized and unrealized gain on investments       2.30          2.63               1.87
                                                    -------       -------      -------------
  Total from investment operations                     2.31          2.69               1.94
                                                    -------       -------      -------------
Less distributions:
 Net investment income                                   --            --               0.07
 In excess of net investment income                      --          0.05               0.01
 Realized gains on investments                         1.59          0.24               0.09
 In excess of realized gains                           0.19            --               --
                                                    -------       -------      -------------
  Total distributions                                  1.78          0.29               0.17
                                                    -------       -------      -------------
Net asset value, end of period                      $ 14.70       $ 14.17      $       11.77
                                                    =======       =======      =============
TOTAL RETURN (b)                                      17.71%        23.24%             19.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $ 7,606       $ 8,961      $       2,530
Ratios to average net assets:
 Expenses (c)(d)(e)                                    1.75%         1.75%              1.75%(f)
 Net investment income (loss) (c)(d)(e)                0.03%         0.41%              0.65%(f)
Portfolio turnover rate                                  78%           86%                59%(f)
Average commission rate paid (g)                    $0.0518       $0.0586                 --

                                                                 CLASS B                               CLASS M
                                                 ---------------------------------------   --------------------------------------
                                                    YEAR        YEAR     TEN MONTHS           YEAR         YEAR      TEN MONTHS
                                                    ENDED       ENDED      ENDED             ENDED         ENDED        ENDED
                                                  JUNE 30,     JUNE 30,    JUNE 30,         JUNE 30,     JUNE 30,     JUNE 30,
                                                    1998        1997      1996 (a)            1998         1997       1996 (a)
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $   14.04   $   11.71   $      10.00      $   14.10    $   11.73   $     10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                        (0.10)      (0.02)          0.06          (0.07)         --           0.06
 Net realized and unrealized gain on investments      2.28        2.59           1.81           2.30         2.62          1.83
                                                 ---------   ---------   ------------      ---------    ---------   -----------
  Total from investment operations                    2.18        2.57           1.87           2.23         2.62          1.89
                                                 ---------   ---------   ------------      ---------    ---------   -----------
Less distributions:
 Net investment income                                  --          --           0.06             --           --          0.06
 In excess of net investment income                     --          --           0.01             --         0.01          0.01
 Realized gains on investments                        1.59        0.24           0.09           1.59         0.24          0.09
 In excess of realized gains                          0.19          --             --           0.19           --           --
                                                 ---------   ---------   ------------      ---------    ---------   -----------
  Total distributions                                 1.78        0.24           0.16           1.78         0.25          0.16
                                                 ---------   ---------   ------------      ---------    ---------   -----------
Net asset value, end of period                   $   14.44   $   14.04   $      11.71      $   14.55    $   14.10   $     11.73
                                                 =========   =========   ============      =========    =========   ===========
TOTAL RETURN (b)                                     16.91%      22.23%         18.85%         17.20%       22.58%        19.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                $  15,605   $  13,611   $      1,424      $   5,533    $   4,719   $     1,240
Ratios to average net assets:
 Expenses (c)(d)(e)                                   2.50%       2.50%          2.50%(f)       2.25%        2.25%         2.25%(f)
 Net investment income (loss) (c)(d)(e)              (0.72)%     (0.35)%        (0.25)%(f)     (0.47)%      (0.10)%        0.06%(f)
Portfolio turnover rate                                 78%         86%            59%(f)         78%          86%           59%(f)
Average commission rate paid (g)                 $  0.0518   $  0.0586             --      $  0.0518    $  0.0586           --

------------
* Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.
(a)      The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.28%, 3.03% and 2.78% and the ratios of net investment income (loss) to average net assets were (0.50)%, (1.25)% and (1.00)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.
(f)      Annualized.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       PILGRIM ASIA-PACIFIC EQUITY FUND



The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                        CLASS A
                                                     ----------------------------------------
                                                         YEAR         YEAR       TEN MONTHS
                                                         ENDED        ENDED         ENDED
                                                       JUNE 30,      JUNE 30,       JUNE 30,
                                                         1998         1997         1996 (a)
                                                     ------------- ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $    10.93     $ 10.35      $     10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                              0.03        0.02             0.03
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                 (6.50)       0.58             0.34
                                                     ----------     -------      -----------
  Total from investment operations                        (6.47)       0.60             0.37
                                                     ----------     -------      -----------
Less distributions:
 Net investment income                                       --          --               --
 In excess of net investment income                          --          --             0.02
 Realized gains on investments                               --          --               --
 Tax return of capital                                       --        0.02               --
                                                     ----------     -------      -----------
  Total distributions                                        --        0.02             0.02
                                                     ----------     -------      -----------
Net asset value, end of period                       $     4.46     $ 10.93      $     10.35
                                                     ==========     =======      ===========
TOTAL RETURN (b)                                         (59.29)%      5.78%            3.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   11,796     $32,485      $    18,371
Ratios to average net assets:
 Expenses (c)(d)(e)                                        2.00%       2.00%            2.00%(f)
 Net investment income (loss) (c)(d)(e)                    0.38%       0.00%            0.33%(f)
Portfolio turnover rate                                      81%         38%              15%
Average commission rate paid (g)                     $   0.0081     $0.0096               --



                                                                   CLASS B                                  CLASS M
                                                    --------------------------------------   ----------------------------------
                                                       YEAR         YEAR       TEN MONTHS      YEAR         YEAR     TEN MONTHS
                                                      ENDED         ENDED        ENDED         ENDED       ENDED       ENDED
                                                     JUNE 30,     JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,    JUNE 30,
                                                       1998         1997        1996 (A)        1998        1997       1996 (a)
                                                    --------------------------------------   ----------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  10.83    $   10.31     $    10.00      $  10.86    $  10.32    $  10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                          (0.03)       (0.07)         (0.01)           --       (0.05)         --
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions              (6.43)        0.59           0.32         (6.46)       0.59        0.33
                                                    --------    ---------     ----------      --------    --------    --------
  Total from investment operations                     (6.46)        0.52           0.31         (6.46)       0.54        0.33
                                                    --------    ---------     ----------      --------    --------    --------
Less distributions:
 Net investment income                                    --           --             --            --          --          --
 In excess of net investment income                       --           --             --            --          --        0.01
 Realized gains on investments                            --           --             --            --          --          --
 Tax return of capital                                    --           --             --            --          --          --
                                                    --------    ---------     ----------      --------    --------    --------
  Total distributions                                     --           --             --            --          --        0.01
                                                    --------    ---------     ----------      --------    --------    --------
Net asset value, end of period                      $   4.37    $   10.83     $    10.31      $   4.40    $  10.86    $  10.32
                                                    ========    =========     ==========      ========    ========    ========
TOTAL RETURN (b)                                      (59.65)%       5.04%          3.19%       (59.48)%      5.26%       3.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $  9,084    $  30,169     $   17,789      $  4,265    $ 11,155    $  6,476
Ratios to average net assets:
 Expenses (c)(d)(e)                                     2.75%        2.75%          2.75%(f)      2.50%       2.50%       2.50%(f)
 Net investment income (loss) (c)(d)(e)                (0.39)%      (0.79)%        (0.38)%(f)    (0.07)%     (0.55)%     (0.16)%(f)
Portfolio turnover rate                                   81%          38%            15%           81%         38%         15%
Average commission rate paid (g)                    $ 0.0081    $  0.0096             --      $ 0.0081    $ 0.0096       --

------------
(a)      The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.80%, 3.55% and 3.30% and the ratios of net investment income (loss) to average net assets were (0.42)%, (1.19)% and (0.88)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.
(f)      Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                            PILGRIM HIGH YIELD FUND

For the fiscal years ended June 30, 1998, 1997 and 1996 and the eight-month period ended June 30, 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to November 1, 1994, the financial information was audited by another independent auditor. Information for High Yield Fund for the fiscal years ended October 31, 1986 through October 31, 1989 was not included in such Fund's 1994 financial statements.

                                                              CLASS A
                                       --------------------------------------------------
                                                                                 EIGHT
                                                                                 MONTHS
                                               YEAR ENDED JUNE 30,               ENDED
                                       ------------------------------------     JUNE 30,
                                           1998        1997        1996        1995(a)(b)
                                       ------------ ----------- ----------- -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $   6.80     $  6.36     $  6.15    $      5.95
Income (loss) from
 investment operations:
 Net investment income                      0.61        0.61        0.59           0.35
 Net realized and unrealized
  gain (loss) on investments                0.16        0.43        0.16           0.21
                                        --------     -------     -------    -----------
  Total from investment operation           0.77        1.04        0.75           0.56
                                        --------     -------     -------    -----------
Less distributions from:
 Net investment income                      0.63        0.60        0.54           0.36
 Distributions in excess of net
  investment income                           --          --          --             --
                                        --------     -------     -------    -----------
  Total distributions                       0.63        0.60        0.54           0.36
                                        --------     -------     -------    -----------
Net asset value, end of period          $   6.94     $  6.80     $  6.36    $      6.15
                                        ========     =======     =======    ===========
TOTAL RETURN(d)                            11.71%      17.14%      12.72%          9.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $102,424     $35,940     $18,691    $    15,950
Ratios to average net assets:
 Expenses(e)(f)(g)                          1.00%       1.00%       1.00%          2.25%(i)
 Net investment income(e)(f)(g)(h)          9.05%       9.54%       9.46%          8.84%(i)
Portfolio turnover rate                      209%        394%        399%           166%

                                                                  YEAR ENDED OCTOBER 31,
                                       ----------------------------------------------------------------------------
                                          1994         1993         1992         1991         1990         1989
                                       ----------- ------------ ------------ ------------ ------------- -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $  6.47     $   5.77     $   5.70     $   5.03    $     6.46     $  7.29
Income (loss) from
 investment operations:
 Net investment income                     0.54         0.53         0.63         0.66          0.82        0.88
 Net realized and unrealized
  gain (loss) on investments              (0.51)        0.70         0.07         0.74         (1.40)      (0.80)
                                        -------     --------     --------     --------    ----------     -------
  Total from investment operation          0.03         1.23         0.70         1.40         (0.58)       0.08
                                        -------     --------     --------     --------    ----------     -------
Less distributions from:
 Net investment income                     0.55         0.53         0.63         0.68          0.85        0.91
 Distributions in excess of net
  investment income                          --           --           --         0.05            --          --
                                        -------     --------     --------     --------    ----------     -------
  Total distributions                      0.55         0.53         0.63         0.73          0.85        0.91
                                        -------     --------     --------     --------    ----------     -------
Net asset value, end of period          $  5.95     $   6.47     $   5.77     $   5.70    $     5.03     $  6.46
                                        =======     ========     ========     ========    ============   =======
TOTAL RETURN(d)                            0.47%       22.12%       12.65%       30.00%       (10.08)%      0.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $16,046     $ 18,797     $ 17,034     $ 23,820    $   21,598     $31,356
Ratios to average net assets:
 Expenses(e)(f)(g)                         2.00%        2.02%        2.03%        1.89%         1.75%       1.79%
 Net investment income(e)(f)(g)(h)         8.73%        8.36%       10.93%       12.40%        14.11%      12.61%
Portfolio turnover rate                     192%         116%         193%         173%          183%        210%

                             Footnotes on next page

                            PILGRIM HIGH YIELD FUND

                                  (Continued)

                                                                          CLASS B
                                                          -------------------------------------
                                                                                     JULY 17,
                                                            YEAR ENDED JUNE 30,     1995(c) TO
                                                          ------------------------   JUNE 30,
                                                              1998        1997         1996
                                                          ------------ ----------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                                       $   6.78     $  6.36    $      6.20
Income (loss) from investment operations:
 Net investment income                                         0.58        0.57           0.48
 Net realized and unrealized gain (loss) on investments        0.14        0.41           0.14
                                                           --------     -------    -----------
  Total from investment operation                              0.72        0.98           0.62
                                                           --------     -------    -----------
Less distributions from:
 Net investment income                                         0.58        0.56           0.46
 Distributions in excess of net investment income                --          --             --
                                                           --------     -------    -----------
  Total distributions                                          0.58        0.56           0.46
                                                           --------     -------    -----------
Net asset value, end of period                             $   6.92     $  6.78    $      6.36
                                                           ========     =======    ===========
TOTAL RETURN(d)                                               10.90%      16.04%         10.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $154,303     $40,225    $     2,374
Ratios to average net assets:
 Expenses(e)(f)(g)                                             1.75%       1.75%          1.75%(i)
 Net investment income(e)(f)(g)(h)                             8.30%       8.64%          9.02%(i)
Portfolio turnover rate                                         209%        394%           339%

                                                                          CLASS M
                                                          -------------------------------------
                                                                                     JULY 17,
                                                            YEAR ENDED JUNE 30,       1995(c)
                                                          -----------------------    JUNE 30,
                                                             1998        1997          1996
                                                          ----------- ----------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                                       $  6.78    $   6.36     $     6.20
Income (loss) from investment operations:
 Net investment income                                        0.59        0.58           0.50
 Net realized and unrealized gain (loss) on investments       0.14        0.41           0.14
                                                           -------    ---------    ----------
  Total from investment operation                             0.73        0.99           0.64
                                                           -------    ---------    ----------
Less distributions from:
 Net investment income                                        0.59        0.57           0.48
 Distributions in excess of net investment income               --          --             --
                                                           -------    ---------    ----------
  Total distributions                                         0.59        0.57           0.48
                                                           -------    ---------    ----------
Net asset value, end of period                             $  6.92    $   6.78     $     6.36
                                                           =======    =========    ==========
TOTAL RETURN(d)                                              11.16%      16.29%         10.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $19,785    $  8,848     $    1,243
Ratios to average net assets:
 Expenses(e)(f)(g)                                            1.50%       1.50%          1.50%(i)
 Net investment income(e)(f)(g)(h)                            8.55%       8.93%          9.41%(i)
Portfolio turnover rate                                        209%        394%           339%

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)      Effective  November  1, 1994,  High Yield Fund  changed its year end to
         June 30.
(c)      Commencement of offering of shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.17%, 1.92% and 1.67% and the ratios of net investment income to average net assets were 8.88%, 8.13% and 8.38% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.
(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94% (i) and 2.69% (i), and the ratios of net investment income to average net assets were 8.27%, 8.05% (i) and 8.51% (i), for Class A, B and M shares, respectively.
(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35% (i) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74% (i) in 1995 and 8.66% in 1994 for Class A shares.
(i)      Annualized.

                   PILGRIM GOVERNMENT SECURITIES INCOME FUND

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                   CLASS A
                                     -------------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                     -------------------------------------------------------------------
                                         1998          1997         1996        1995(a)        1994
                                     ------------- ------------- ----------- ------------- -------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                 $    12.71    $    12.59    $  12.97    $    12.73    $     13.96
Income (loss) from
 investment operations:
 Net investment income                     0.64          0.69        0.75          0.84           0.84
 Net realized and unrealized
  gain (loss) on investments               0.30          0.20       (0.32)         0.24          (1.17)
                                     ----------    ----------    --------    ----------    -----------
  Total from investment operations         0.94          0.89        0.43          1.08          (0.33)
                                     ----------    ----------    --------    ----------    -----------
Less distributions from:
 Net investment income                     0.64          0.69        0.75          0.84           0.90
 Distributions in excess of net
  investment income                        0.13          0.04          --            --             --
 Tax return of capital                       --          0.04        0.06            --             --
                                     ----------    ----------    --------    ----------    -----------
  Total distributions                      0.77          0.77        0.81          0.84           0.90
                                     ----------    ----------    --------    ----------    -----------
Net asset value, end of period       $    12.88    $    12.71    $  12.59    $    12.97    $     12.73
                                     ==========    ==========    ========    ==========    ===========
TOTAL RETURN(d)                            7.63%         7.33%       3.34%         8.96%         (2.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $   23,682    $   29,900    $ 38,753    $   43,631    $    61,100
Ratios to average net assets:
 Expenses(e)(f)(g)                         1.50%         1.42%       1.51%         1.40%          1.21%
 Net investment income(e)(f)(g)            5.13%         5.78%       5.64%         6.37%          6.44%
Portfolio turnover rate                     134%          172%        170%          299%           402%



                                        1993(c)        1992          1991         1990          1989
                                     -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                 $    13.76    $    13.76     $  13.79     $  14.23      $   14.23
Income (loss) from
 investment operations:
 Net investment income                     1.13          1.19         1.25         1.25           1.31
 Net realized and unrealized
  gain (loss) on investments               0.18            --        (0.03)       (0.38)          0.02
                                     ----------    ----------     --------     --------      ---------
  Total from investment operations         1.31          1.19         1.22         0.87           1.33
                                     ----------    ----------     --------     --------      ---------
Less distributions from:
 Net investment income                     1.11          1.19         1.25         1.31           1.33
 Distributions in excess of net
  investment income                          --            --           --           --             --
 Tax return of capital                       --            --           --           --             --
                                     ----------    ----------     --------     --------      ---------
  Total distributions                      1.11          1.19         1.25         1.31           1.33
                                     ----------    ----------     --------     --------      ---------
Net asset value, end of period       $    13.96    $    13.76     $  13.76     $  13.79      $   14.23
                                     ==========    ==========     ========     ========      =========
TOTAL RETURN(d)                            9.82%         8.98%        9.27%        6.51%         10.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $   87,301    $   96,390     $110,674     $122,212      $ 144,769
Ratios to average net assets:
 Expenses(e)(f)(g)                         1.12%         1.10%        1.14%        1.14%          1.06%
 Net investment income(e)(f)(g)            8.06%         8.59%        9.09%        9.02%          9.45%
Portfolio turnover rate                     466%          823%         429%         448%           537%

                             Footnotes on next page

                   PILGRIM GOVERNMENT SECURITIES INCOME FUND
                                  (Continued)

                                                                             CLASS B
                                                          ------------------------------------------
                                                             YEAR          YEAR           JULY 17,
                                                             ENDED         ENDED         1995(b) TO
                                                           JUNE 30,      JUNE 30,         JUNE 30,
                                                             1998          1997             1996
                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $    12.68    $    12.59    $       12.95
Income (loss) from investment operations:
 Net investment income                                          0.60          0.67             0.66
 Net realized and unrealized gain (loss) on investments         0.24          0.11            (0.37)
                                                          ----------    ----------    -------------
  Total from investment operations                              0.84          0.78             0.29
                                                          ----------    ----------    -------------
Less distributions from:
 Net investment income                                          0.60          0.67             0.65
 Distributions in excess of net investment income               0.08          0.02               --
 Tax return of capital                                            --            --               --
                                                          ----------    ----------    -------------
  Total distributions                                           0.68          0.69             0.65
                                                          ----------    ----------    -------------
Net asset value, end of period                            $    12.84    $    12.68    $       12.59
                                                          ==========    ==========    =============
TOTAL RETURN(d)                                                 6.78%         6.38%            2.25%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                         $    3,220    $    1,534    $          73
Ratios to average net assets:
 Expenses(e)(f)(g)                                              2.25%         2.17%            2.26%(h)
 Net investment income(e)(f)(g)                                 4.24%         4.92%            4.98%(h)
Portfolio turnover rate                                          134%          172%             170%

                                                                           CLASS M
                                                          ---------------------------------------
                                                              YEAR       YEAR          JULY 17,
                                                              ENDED      ENDED        1995(b) TO
                                                            JUNE 30,    JUNE 30,       JUNE 30,
                                                              1998        1997           1996
                                                          ---------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $    12.72    $   12.59     $    12.95
Income (loss) from investment operations:
 Net investment income                                          0.64         0.70           0.68
 Net realized and unrealized gain (loss) on investments         0.23         0.14          (0.36)
                                                          ----------    ---------     ----------
  Total from investment operations                              0.87         0.84           0.32
                                                          ----------    ---------     ----------
Less distributions from:
 Net investment income                                          0.63         0.70           0.68
 Distributions in excess of net investment income               0.08           --             --
 Tax return of capital                                            --         0.01             --
                                                          ----------    ---------     ----------
  Total distributions                                           0.71         0.71           0.68
                                                          ----------    ---------     ----------
Net asset value, end of period                            $    12.88    $   12.72     $    12.59
                                                          ==========    =========     ==========
TOTAL RETURN(d)                                                 7.02%        6.88%          2.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                         $      224    $      61     $       24
Ratios to average net assets:
 Expenses(e)(f)(g)                                              2.00%        1.92%          2.01%(h)
 Net investment income(e)(f)(g)                                 4.29%        5.25%          5.73%(h)
Portfolio turnover rate                                          134%         172%           170%

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)      Commencement of offering of shares.
(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved a change in the Fund's investment policies.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.58%, 2.33% and 2.08% (g), and the ratios of net investment income to average net assets were 5.06%, 4.20% and 4.24% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(g) and 2.16%(g), and the ratios of net investment income to average net assets were 5.74%, 4.83%(g) and 5.58%(g) for Class A, B and M shares, respectively.
(g) Prior to the waiver expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.
(h)      Annualized.

                                                              Investment Manager
                                                       PILGRIM INVESTMENTS, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                     Distributor
                                                        PILGRIM SECURITIES, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                     Shareholder Servicing Agent
                                                             PILGRIM GROUP, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST SYSTEMS, INC.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                       Custodian
                                               INVESTORS FIDUCIARY TRUST COMPANY
                                                                801 Pennsylvania
                                                    Kansas City, Missouri  64105

                                                                   Legal Counsel
                                                          DECHERT PRICE & RHOADS
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                           KPMG PEAT MARWICK LLP
                                                       725 South Figueroa Street
                                                  Los Angeles, California  90017


                                   PROSPECTUS
                                November 1, 1998

                              PILGRIM MAGNACAP FUND
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1998

Pilgrim MagnaCap Fund (the "Fund") is a diversified series of Pilgrim Investment Funds, Inc., an open-end management investment company (the "Company"). The principal investment objective of the Fund is to seek growth of capital, and dividend income as a secondary investment consideration. Preservation of capital also is an important consideration in attaining these objectives. While the Fund's investments will generally be in common stocks, in periods of stock market weakness the Fund may establish a defensive position to preserve capital by having all or any part of its assets invested in high quality short-term fixed income securities or retained in cash or cash equivalents.

A Prospectus for the Fund, dated November 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's Principal Underwriter, Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus. Copies of the Prospectus may be obtained at no charge by calling
(800) 992-0180.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

General Information and History................................................2
Management of the Fund.........................................................2
Distribution Plan..............................................................7
Supplemental Description of Investments and Techniques........................10
Investment Restrictions.......................................................13
Portfolio Transactions........................................................14
Additional Purchase and Redemption Information................................16
Determination of Share Price..................................................21
Shareholder Services and Privileges...........................................22
Distributions.................................................................25
Tax Considerations............................................................25
Performance Information.......................................................28
General Information...........................................................30
Financial Statements..........................................................31

                         GENERAL INFORMATION AND HISTORY


Pilgrim MagnaCap Fund (the "Fund") is a diversified series of Pilgrim Investment Funds, Inc. (the "Company"), a Maryland corporation that was organized in 1969. The Company consists of two series, the Fund and Pilgrim High Yield Fund. On July 14, 1995, the Company's name was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc." and the Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund."

The Board of Directors of the Company has approved a change in the name of the Company and the Fund, to be effective on November 16, 1998. On November 16, 1998, the name of the Company will become "Pilgrim Investment Funds, Inc.," and the name of the Fund will become "Pilgrim MagnaCap Fund." This Statement of Additional Information reflects the names of the Company and the Fund as they will be on November 16, 1998.


Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Fund is managed by its Board of Directors. The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), by virtue of that person's affiliation with the Fund or Pilgrim Investments, Inc., the Fund's investment manager (the "Investment Manager" or "Pilgrim Investments").


         Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59.) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

         John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66.) Director. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Jock Patton, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 52.) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June
         1997) and a partner and director of the law firm of

         Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49.) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. (since December 1994); Chairman, Pilgrim Investments (since December
         1994); Director, Pilgrim Securities (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim Advisory Funds, Inc. (formerly, Pilgrim America Masters Series, Inc.) and Pilgrim Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim Capital") (since August 1990).

The Fund pays each Director who is not an interested person, the Fund's pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. During the fiscal year ended June 30, 1998, the Fund paid an aggregate of $25,182 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.


COMPENSATION OF DIRECTORS


The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any fund managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED JUNE 30, 1998

                                                                 PENSION OR                     TOTAL
                                                                 RETIREMENT                  COMPENSATION
                                                                  BENEFITS     ESTIMATED         FROM
                                                   AGGREGATE      ACCRUED        ANNUAL       REGISTRANT
                                                 COMPENSATION    AS PART OF     BENEFITS       AND FUND
                                                     FROM           FUND          UPON       COMPLEX PAID
          NAME OF PERSON, POSITION                REGISTRANT      EXPENSES     RETIREMENT    TO DIRECTORS
          ------------------------                ----------      --------     ----------    ------------
Mary A Baldwin, Director (1)(4)...............       $5,022         N/A           N/A         $28,600
                                                                                              (5 boards)
John P. Burke, Director(2)(4) ................       $5,040         N/A           N/A         $28,700
                                                                                              (5 boards)
Al Burton, Director (3)(4)....................       $5,040         N/A           N/A         $28,700
                                                                                              (5 boards)
Bruce S. Foerster, Director (4)(5)............       $5,040         N/A           N/A         $28,700
                                                                                              (5 boards)
Jock Patton (4)(6)............................       $5,040         N/A           N/A         $28,700
                                                                                              (5 boards)
Robert W. Stallings, Director and                        $0         N/A           N/A              $0
  Chairman (1)(7).............................                                                (5 boards)

-----------------------

 1       Current Board member, term commencing April 7, 1995.
 2       Commenced service as Trustee on May 5, 1997.
 3       Board member since 1985.
 4       Member of Audit Committee.
 5 Mr. Foerster resigned as a Director of the Company effective September 30, 1998.
 6       Current Board member, term commencing August 28, 1995.
 7 "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.


OFFICERS

         James R. Reis, EXECUTIVE VICE PRESIDENT, AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 41.) Director, Vice Chairman (since December 1994) and Executive Vice
         President (since April 1995), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of Pilgrim Securities; Executive Vice President and Assistant Secretary of each of the other funds in the Pilgrim Group of Funds; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation).


         Stanley D. Vyner, EXECUTIVE VICE PRESIDENT
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 48.) Executive Vice President (since August 1996), Pilgrim Group, Inc.; President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of (since July 1996) of most of the funds in the Pilgrim Group of Funds. Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October
         1993) HSBC Life Assurance Co.

         James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.) Executive Vice President (since April 1998) and Secretary (since April
         1995), Pilgrim Capital (formerly, Express America Holdings Corporation), Pilgrim Group, Inc., Pilgrim Investments, and Pilgrim Securities; Executive Vice President and Secretary of each of the funds in the Pilgrim Group of Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital. Formerly, Senior Vice President, Pilgrim Capital, Pilgrim Group, Inc., Pilgrim Investments and Pilgrim Securities (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

         Michael J.  Roland,  SENIOR  VICE  PRESIDENT  AND  PRINCIPAL  FINANCIAL
         OFFICER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40) Senior Vice President and Chief Financial Officer, PAGI, Pilgrim Investments, Pilgrim Securities (since June 1998) and Pilgrim Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).


         Howard N. Kornblue, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 56.) Senior Vice President, Pilgrim Investments (since August 1995). Formerly Senior Vice President, Pilgrim Group, Inc. (November 1986 - April 1995).

         Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
         40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 39.) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).


         Robert S. Naka, VICE PRESIDENT AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35.) Vice President, Pilgrim Investments (since April 1997) and Pilgrim Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February
         1997). Formerly, Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

         Robyn L. Ichilov, VICE PRESIDENT AND TREASURER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 30) Vice President, Pilgrim Investments (since August 1997) and Pilgrim Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for Paine Webber (June, 1993 - April, 1995).

PRINCIPAL SHAREHOLDERS. As of September 30, 1998, the Directors and Officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1998, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except that Merrill Lynch, Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484, owned 14.30% of the Class A shares and 13.74% of the Class B shares.

INVESTMENT MANAGER. The Investment Manager serves as investment manager to the Fund and has overall responsibility for the management of the Fund. The Investment Management Agreement between the Fund and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to four other registered investment companies (or series thereof) as well as privately managed accounts. As of October 15, 1998, the Investment Manager had assets under management of approximately $5.3 billion.

The Investment Manager is a wholly-owned subsidiary of Pilgrim Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim Capital, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System (NASDAQ: PACC) and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Manager or its affiliates and office rent for the Fund. Other expenses incurred in the operation of the Fund are borne by it, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Manager or its affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses.


As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 1.00% per annum of the average daily net assets of the Fund on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $500 million; and to 0.50% on net assets over $500 million. As of June 30, 1998, the total net assets of the Fund were approximately $441 million. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid management fees to the current Investment Manager of approximately $2,846,061, $2,157,744 and $1,805,000, respectively.


The Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

DISTRIBUTOR. Shares of the Fund are distributed by Pilgrim Securities (the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The Distributor, like the Investment Manager, is a wholly-owned subsidiary of Pilgrim Group, Inc., which is a wholly-owned subsidiary of Pilgrim America Capital Corporation.

                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. ("NASD") Rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.30% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.65% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan, with respect to Class A shares. With respect to Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.


In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


The Rule 12b-1 Plan has been approved by the Board of Directors, including all of the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1998 were $2,252,652, including expenses for: advertising - $55,294; salaries and commissions - $1,632,478; printing, postage, and handling
- $149,499; brokers' servicing fees - $328,369; and miscellaneous and other promotional activities - $87,012. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1998 were $513,263, including expenses for: advertising -- $12,599; salaries and commissions -- $371,957; printing, postage, and handling -- $34,063; brokers' servicing fees -- $74,818; and miscellaneous and other promotional activities -- $19,826. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1998 were $85,544, including expenses for: advertising -- $2,100; salaries and commissions -- $61,993; printing, postage, and handling -- $5,677; brokers' servicing fees -- $12,470; and miscellaneous and other promotional activities -- $3,304. Of the total amount incurred by the Distributor during the last year, $2,066,428 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. For the fiscal years ended June 30, 1998, 1997 and 1996, total commissions allowed to other dealers were approximately $1,981,777, $1,545,304 and $954,329, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the current Distributor retained approximately $145,641, $93,294 and $23,160 or approximately 7.35%, 6.04% and 2.37% of the total commissions assessed on shares of the Fund.


Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

             SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND TECHNIQUES

The  following   discussion  of  investment  policies   supplements  the  Fund's
investment objectives and policies set forth in the Prospectus under the heading "The Fund's Investment Objectives and Policies."

GENERAL

As noted in the Prospectus, the principal objective of the Fund is to attain growth of capital, with dividend income as a secondary consideration. Preservation of capital also is an important consideration in seeking to obtain these objectives. There is, of course, no assurance that the Fund's objectives will be achieved since all investments are inherently subject to market risk.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES

The Fund will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations.

The Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

REPURCHASE AGREEMENTS

The Fund may use any portion of its assets invested in U.S. Government securities, and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements are usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral for such repurchase agreements, U.S. Government securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian Bank. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

FOREIGN SECURITIES

Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation, regular and confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income or may impose other taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek growth of capital, and dividend income as a secondary consideration.

There are certain additional risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


The introduction of the euro (a common currency for the European Economic and Monetary Union) in January 1999 could have an adverse effect of the Fund's ability to value holdings denominated in local currencies and on trading and other administrative systems which affect such securities.


BANKING INDUSTRY OBLIGATIONS

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

PORTFOLIO TURNOVER

In seeking growth of capital, the Fund reserves the right to dispose of any security without regard to the period of time it has been held, and to take short- or long-term profits when such action is consistent with its objectives and with sound investment practice. The Fund may at times take prompt advantage of changes in market environment or purchase securities based primarily upon short-term market considerations; however, its principal objective is to seek long-term gains.


During its fiscal years ended June 30, 1996, 1997, and 1998 the Fund's annual total portfolio turnover was 15%, 77% and 53%, respectively. The annual turnover rate of the Fund's portfolio is generally expected to be less than 100%, although it may be in excess of 100% in years when the Fund has taken a significant defensive position. The turnover rate may vary greatly from year to year as well as within a year, and may also be affected by cash requirements for redemptions of Fund shares, and by the necessity of maintaining the Fund as a regulated investment company under the Internal Revenue Code in order to receive favorable tax treatment.


DIVERSIFICATION

The Fund is a diversified investment company, which means that it meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

                             INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         The Fund MAY NOT:

         (1) Engage in the underwriting of securities of other issuers.

         (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

         (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

         (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

         (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

         (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

         (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

         (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles.

         (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

         (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (11) Invest more than 25% of the value of its total assets in any one industry.

         (12) Purchase or retain in its portfolio any security if an Officer or Director of the Fund or its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

         (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

                             PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Manager seeks to obtain the best commission rate available from brokers which are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.


During the Fund's last three fiscal years ended June 30, 1996, 1997 and 1998, total brokerage commissions paid by the Fund amounted to approximately $113,000, $600,000 and $456,000, respectively. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer.


Investment decisions for the Fund are made independently from those of the other Pilgrim Funds, although it is possible that at times identical securities will be acceptable for more than one of such funds. Simultaneous transactions may be effected when the same security is considered suitable for the investment objectives of more than one of these funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. Due to the cash position of a fund at any given time, an acceptable security for investment by such fund may not in fact be purchased by that fund at the same time or at all. To the extent any of the funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, a fund may not be able to obtain as high a price for, or as large an execution of, an order to sell a particular security if one or more of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transactions in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Fund's Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services which are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager, in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other Pilgrim Funds), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other open-end Pilgrim Funds may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim Prime Rate Trust.


Shares of the Fund are acquired at net asset value by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of September 30, 1998, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.


LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any open-end Pilgrim Fund which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one Pilgrim Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's Funds (excluding Pilgrim General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the

Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

REDEMPTIONS

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC" or the "Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B shares may be subject to a CDSC or redemption fee. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC or redemption fee if certain of those shares are redeemed within the applicable time periods as stated in the Prospectus.

No CDSC or redemption fee is imposed on any shares subject to a CDSC or redemption fee to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC or redemption fee shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

CONVERSION OF CLASS B SHARES

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE


As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.


Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance charge may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple

IRA plans which employers may establish on behalf of their employees are also available. Roth IRA plans which enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of model Custodial Account Agreements are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under these model Agreements, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA and Simple IRA are contained in IRS required disclosure statements, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

3. Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

         (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

         (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

         (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

         (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

         (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS


Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.


Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income in investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well an certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election is available that involves marking to market the Fund's PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized, and are reported as ordinary income; and any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

SALE OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and which generally may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV

where:
         P =      a hypothetical initial payment of $1,000,
         T =      the average annual total return,
         n =      the number of years, and
         ERV =    the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b     6
                           2[( --- + 1)  - 1]0
                               cd

where:

         a =      dividends and interest earned during the period,
         b =      expenses accrued for the period (net of reimbursements),
         c =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends, and
         d =      the  maximum  offering  price per share on the last day of the period.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


The average annual total return for Class A shares of the Fund for the one-, five-, and ten-year periods ended June 30, 1998 was 13.61%, 18.85%, and 14.95%, respectively. The average annual total return for the Class B shares for the year ended June 30, 1998 and for the period from July 17, 1995 (commencement of operations) through June 30, 1998, was 14.76% and 22.45%, respectively. The average annual total return for the Class M shares for the year ended June 30, 1998 and for the period from July 17, 1995 (commencement of operations) through June 30, 1998, was 15.77% and 21.93%, respectively.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including but not limited to, age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of the Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.


In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim Capital, Pilgrim Group, Inc. or affiliates of the Fund, the Investment Manager, Pilgrim Capital or Pilgrim Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital,
(iv) the past performance of Pilgrim Capital and Pilgrim Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS. The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim High Yield Fund, and 100,000,000 are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders.

The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.


CUSTODIAN. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, 801 Pennsylvania, , Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W.., Washington, D.C. 20006.


INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

OTHER INFORMATION. The Company is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.

Investors of the Fund will be kept informed of its progress through semi-annual reports showing diversification of portfolio, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

                              FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal year ended June 30, 1998 are incorporated herein by reference from the Fund's Annual Report to Shareholders. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                             PILGRIM HIGH YIELD FUND
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1998


Pilgrim High Yield Fund (the "Fund") is a diversified series of Pilgrim Investment Funds, Inc., an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek a high level of current income, with capital appreciation as a secondary investment objective. Preservation of principal also is an important consideration in attaining these objectives. To achieve its objectives, the Fund will invest at least 65% of its total assets in a diversified portfolio consisting primarily of high- yielding, fixed income securities believed by Pilgrim Investments, Inc. (the "Investment Manager") not to involve undue risk ("High Yield Securities"). The Fund may invest the balance of its total assets in other securities, which include, among other things, debt obligations, common and preferred stock not considered High Yield Securities; securities issued by the U.S. Government, its agencies or instrumentalities; warrants; mortgage-related securities not considered High Yield Securities; financial futures and related options; participation interests in floating rate loans; and debt securities of any rating issued by foreign issuers. During periods of bond market weakness, the Fund may establish a temporary defensive position to preserve capital by having all or any part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.


A Prospectus for the Fund dated November 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained at no charge by calling (800) 992-0180.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

General Information and History................................................2
Management of the Fund.........................................................2
Distribution Plan..............................................................7
Supplemental Description of Investments and Techniques........................10
Investment Restrictions.......................................................25
Portfolio Transactions........................................................27
Additional Purchase and Redemption Information................................29
Determination of Share Price..................................................34
Shareholder Services and Privileges...........................................35
Distributions.................................................................38
Tax Considerations............................................................38
Performance Information.......................................................42
General Information...........................................................44
Financial Statements..........................................................45

                         GENERAL INFORMATION AND HISTORY


On August 18, 1989, shareholders of the Fund approved a proposal to reorganize the Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS") and the Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize the Fund from a series of PSIS to a series of Pilgrim Investment Funds, Inc. (the "Company"), a Maryland corporation, pursuant to the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the Fund, did result in a change of manager and distributor. On July 14, 1995, the Company's name was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc." and the Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund."

The Board of Directors of the Company has approved a change in the name of the Company and the Fund, to be effective on November 16, 1998. On November 16, 1998, the name of the Company will become "Pilgrim Investment Funds, Inc.," and the name of the Fund will become "Pilgrim High Yield Fund." This Statement of Additional Information reflects the names of the Company and the Fund as they will be on November 16, 1998.


Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Fund is managed by its Board of Directors. The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), by virtue of that person's affiliation with the Fund or Pilgrim Investments, Inc., the Fund's investment manager (the "Investment Manager" or "Pilgrim Investments").

         Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59.) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

         John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66.) Director. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994).

         Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Jock Patton, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 52.) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June
         1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49.) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. (since December 1994); Chairman, Pilgrim Investments (since December
         1994); Director, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim Advisory Funds, Inc. (formerly, Pilgrim America Masters Series, Inc.) and Pilgrim Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim Capital") (since August 1990).

The Fund pays each Director who is not an interested person, be a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out of pocket expenses. During the fiscal year ended June 30, 1998, the Fund paid an aggregate of approximately $9,135 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

COMPENSATION OF DIRECTORS. The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED JUNE 30, 1998


                                                                   PENSION OR                      TOTAL
                                                                   RETIREMENT                   COMPENSATION
                                                                    BENEFITS      ESTIMATED         FROM
                                                    AGGREGATE        ACCRUED        ANNUAL       REGISTRANT
                                                   COMPENSATION    AS PART OF      BENEFITS       AND FUND
                                                       FROM           FUND           UPON       COMPLEX PAID
            NAME OF PERSON, POSITION                REGISTRANT      EXPENSES      RETIREMENT    TO DIRECTORS
            ------------------------                ----------      --------      ----------    ------------'
Mary A Baldwin, Director (1)(4)................       $1,823            N/A           N/A         $28,600
                                                                                                 (5 boards)
John P. Burke(2)(4), Director .................       $1,828            N/A           N/A         $28,700
                                                                                                 (5 boards)
Al Burton, Director (3)(4).....................       $1,828            N/A           N/A         $28,700
                                                                                                 (5 boards)
Bruce S. Foerster, Director(4)(5)..............       $1,828            N/A           N/A         $28,700
                                                                                                 (5 boards)
Jock Patton (4)(6).............................       $1,828            N/A           N/A         $28,700
                                                                                                 (5 boards)
Robert W. Stallings, Director and                         $0            N/A           N/A         $0
  Chairman (1)(7)..............................                                                  (5 boards)

-----------------------
1        Current Board member, term commencing April 7, 1995.
2        Commenced service as Trustee on May 5, 1997.
3        Board member since 1985.
4        Member of Audit Committee.
5        Mr. Foerster resigned as a Director of the Company effective  September
         30, 1998.
6        Current Board member, term commencing August 28, 1995.
7        "Interested  person", as defined in the Investment Company Act of 1940.
         As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.


OFFICERS


         James R. Reis, EXECUTIVE VICE PRESIDENT, AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 41.) Director, Vice Chairman (since December 1994) and Executive Vice
         President (since April 1995), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of Pilgrim Securities; Executive Vice President and Assistant Secretary of each of the other funds in the Pilgrim Group of Funds; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation).

         Stanley D. Vyner, EXECUTIVE VICE PRESIDENT
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 48.) Executive Vice President (since August 1996), Pilgrim Group, Inc.; President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of (since July 1996) of most of the funds in the Pilgrim Group of Funds. Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October
         1993) HSBC Life Assurance Co.

         James M. Hennessy,  EXECUTIVE VICE PRESIDENT AND SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.) Executive Vice President (since April 1998) and Secretary (since April
         1995), Pilgrim Capital (formerly, Express America Holdings Corporation), Pilgrim Group, Inc., Pilgrim Investments, and Pilgrim Securities; Executive Vice President and Secretary of each of the funds in the Pilgrim Group of Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital. Formerly,

         Senior Vice President, Pilgrim Capital, Pilgrim Group, Inc., Pilgrim Investments and Pilgrim Securities (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

         Michael J.  Roland,  SENIOR  VICE  PRESIDENT  AND  PRINCIPAL  FINANCIAL
         OFFICER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Senior Vice President and Chief Financial Officer, Pilgrim Group, Inc., Pilgrim Investments, Pilgrim Securities (since June 1998) and Pilgrim Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

         Howard N. Kornblue, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 56.) Senior Vice President, Pilgrim Investments (since August 1995). Formerly Senior Vice President, Pilgrim Group, Inc. (November 1986 - April 1995).

         Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
         40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 39.) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

         Robert S. Naka, VICE PRESIDENT AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35.) Vice President, Pilgrim Investments (since April 1997) and Pilgrim Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February
         1997). Formerly, Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

         Robyn L. Ichilov, VICE PRESIDENT AND TREASURER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 30) Vice President, Pilgrim Investments (since August 1997) and Pilgrim Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for Paine Webber (June, 1993 - April, 1995).

PRINCIPAL SHAREHOLDERS. As of September 30, 1998, the Directors and officers of the Fund as a group owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1998, to the knowledge of Management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except that Merrill Lynch, Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484, owned 10.03% of the Class A shares and 9.27% of the Class M shares, and Prudential Securities, Inc., 1 New York Plaza, New York, New York 10004-1901, owned 9.71% of the Class A shares and 31.33% of the Class B shares.


INVESTMENT MANAGER. The Investment Manager serves as investment manager to the Fund and has overall responsibility for the management of the Fund. The Investment Management Agreement between the Fund and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to four other registered investment companies (or series thereof) as well as privately managed accounts. As of October 15, 1998, the Investment Manager had assets under management of approximately $5.3 billion.

The Investment Manager is a wholly-owned subsidiary of Pilgrim Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim Capital, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System (NASDAQ: PACC) and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Manager or its affiliates and office rent for the Fund. Other expenses incurred in the operation of the Fund are borne by it, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Manager or its affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses.

As compensation for its services, the Investment Manager is paid monthly an annual fee at the rate of 0.60% of the average daily net asset value of the Fund. Prior to April 16, 1998, the Investment Management fee was an annual fee at a rate of 0.75% on the first $25 million in net assets, 0.625% on net assets over $25 million up to $100 million, 0.50% on net assets over $100 million up to $500 million, and 0.40% for net assets over $500 million. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid management fees to the current Investment Manager of approximately $977,868, $332,032 and $127,000, respectively.

The Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Manager has entered into an expense limitation agreement with the Company, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Manager, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 0.75%.

The expense limitation agreement provides that the expense limitation shall continue until December 31, 1998. The Investment Manager may extend, but may not shorten, the period of the limitation without the consent of the Fund, so long as the extension is at the same expense limitation amount discussed above. The Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. The expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.


Prior to the expense limitation agreement described above, the Investment Manager voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%. For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the voluntary fee reduction resulted in a waiver of $269,351, $219,739 and $127,903, respectively.

DISTRIBUTOR. Shares of the Fund are distributed by Pilgrim Securities, Inc. (the "Distributor") pursuant to an Underwriting Agreement. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Underwriting Agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The Distributor, like the Investment Manager, is a wholly-owned subsidiary of Pilgrim Group, Inc., which is a wholly-owned subsidiary of Pilgrim America Capital Corporation.


                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of

Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor will be made each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan with respect to the Class A shares. With respect to the Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

The Rule 12b-1 Plan has been approved by the Board of Directors, including all the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including the Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1998 were $619,931, including expenses for: advertising - $14,027; salaries and commissions - $462,836 printing, postage, and handling - $37,925; brokers' servicing fees - $83,230 and miscellaneous and other promotional activities - $21,913. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1998 were $938,272, including expenses for: advertising -- $21,230; salaries and commissions -- $700,508; printing, postage, and handling -- $57,400; brokers' servicing fees -- $125,969; and miscellaneous and other promotional activities -- $33,165. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1998 were $117,284, including expenses for: advertising -- $2,654; salaries and commissions -- $87,563; printing, postage, and handling -- $7,175; brokers' servicing fees -- $15,746; and miscellaneous and other promotional activities -- $4,146. Of the total amount incurred by the Distributor during the fiscal year ended June 30, 1998, $1,250,907 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

The sales charge retained by the Distributor and the commissions allowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. During the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $217,320, $100,481 and $1,125, respectively, or approximately 4.55%, 6.28% and 1.09%, respectively, of total commissions assessed on purchases of the Fund.

Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

             SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND TECHNIQUES

The  following   discussion  of  investment  policies   supplements  the  Fund's
investment objectives and policies set forth in the Prospectus under the heading "Investment Objectives and Policies."

HIGH YIELD SECURITIES

High Yield Securities are those rated lower than Baa by Moody's or BBB by S&P. These securities tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Many fixed income securities may present risks based on payment expectations. For example, a fixed income security may contain redemption or call provisions. These features allow an issuer to call, or buy back, these securities. Typically, an issuer will exercise a redemption or call provision when interest rates decline, in order to take advantage of less expensive financing. Such a call or redemption is usually made at par or at a premium to par. The Fund then would be forced to replace a called security with a lower yielding security, thereby decreasing the Fund's rate of return.

High Yield Securities are subject to special risks. These risks cannot be eliminated, but may be reduced significantly through a careful analysis of prospective portfolio securities and through diversification. The Fund, by pooling the funds of many investors, gives each shareholder an opportunity to participate in the High Yield Securities market with a relatively small investment. The size and volume of the Fund's portfolio transactions frequently enable it to obtain better net prices and a resulting higher net yield to shareholders. In addition, the Fund may further increase its income (see "Option Writing").

As with any other investment, there is no assurance that the Fund will achieve its objectives.

The yields earned on High Yield Securities generally are related to the quality ratings assigned by recognized rating agencies. The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in High Yield Securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding High Yield Securities, thus disrupting the market for such securities.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of High Yield Securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of High Yield Securities could also be at greater risk because High Yield Securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a High Yield Security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of High Yield Securities and the Fund's net asset value. Furthermore, in the case of High Yield Securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

PAYMENT EXPECTATIONS. High Yield Securities present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of High Yield Securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of High Yield Securities than in the case of investment grade bonds.

LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as Treasury and investment grade bonds. The ability of the Company's Board of Directors to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield Securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted High Yield Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon and pay-in-kind securities, which do not pay interest in cash. In the event of a default, the Fund may receive no return on its investment.

TAXATION. Special tax considerations are associated with investing in High Yield Securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to High Yield Securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of High Yield Securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed.

CONGRESSIONAL PROPOSALS. New laws and proposed new laws may have a negative impact on the market for High Yield Securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in High Yield Securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, High Yield Securities. Any such proposals, if enacted, could have a negative effect on the Fund's net asset value.

OPTION WRITING

The Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). The Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options. The writing of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

The Fund may purchase options only to close out a position. In order to close out a position, the Fund will make a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option that it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Internal Revenue Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Manager. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

The Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objectives. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges.

In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a segregated account with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Federal Tax Treatment of Dividends and Distributions."

RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

MORTGAGE-RELATED SECURITIES

The Fund may invest in certain types of mortgage related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA regardless of whether or not the mortgagor actually makes the payment.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation that was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA

Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

The Fund expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Manager may, consistent with the Fund's investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

SUBORDINATED MORTGAGE SECURITIES. The Fund may also invest in subordinated mortgage securities that have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

CREDIT ENHANCEMENT. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

OPTIONAL TERMINATION OF A TRUST. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

UNDERLYING MORTGAGE LOANS. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

INTERNATIONAL DEBT SECURITIES.

The Fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of the Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic High Yield Securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Manager as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.


The introduction of the euro (a common currency for the European Economic and Monetary Union) in January 1999 could have an adverse effect of the Fund's ability to value holdings denominated in local currencies and on trading and other administrative systems which affect such securities.


WHEN-ISSUED SECURITIES

The Fund may invest up to 10% of its net assets in High Yield Securities or Other Securities on a when-issued basis. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instrument is made by the Fund. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both determined when the Fund agrees to purchase the securities "when issued." The Fund is permitted to sell when-issued securities prior to the issuance of such securities, but will not purchase such securities with the intent to make such a sale. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher or lower than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of said securities, the Fund is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public perception of the issuer and its creditworthiness. The Fund will maintain a segregated account with its custodian, consisting of cash and liquid assets at least equal to the value of purchase commitments until payment is made.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may purchase restricted securities (I.E., securities the disposition of which may be subject to legal restrictions) and securities that may not be readily marketable. Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

ZERO COUPON AND PAY-IN-KIND SECURITIES

The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

PARTICIPATION INTERESTS

The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

REPURCHASE AGREEMENTS

The Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

BANKING INDUSTRY OBLIGATIONS

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

                             INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies of the Fund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Fund may not:

1. Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

2.       Underwrite securities of other issuers.

3. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

4. Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or
         (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

5.       Purchase the  securities  of another  investment  company or investment
         trust,   except  as  they  may  be   acquired  as  part  of  a  merger,
         consolidation or acquisition of assets.

6. Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

7. Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

8. Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

10. Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

11.      Invest  in  the   securities  of  any  company   that,   including  its
         predecessors, has not been in business for at least three years.

12. Invest more than 25% of the value of its total assets in any one industry.

13. Invest in securities of any one issuer for the purpose of exercising control or management.

Notwithstanding the restrictions above, the Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

The Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

The Fund will not, so long as its shares are registered for sale in the State of
Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

                             PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.

During the Fund's fiscal years ended June 30, 1998, 1997 and 1996, the Fund did not pay any brokerage commissions. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer.

In addition to the foregoing, the Fund may obtain securities by exchanging its shares for securities that meet its investment criteria (See the Fund's prospectus, "Shareholder's Guide - How to Buy Shares of the Fund"). The Investment Manager, subject to the instructions and review of the Company's Board of Directors, will determine the value of securities to be exchanged for Fund shares in the same manner as it values its portfolio securities. The Fund will exchange securities for its shares at the public offering price. In this regard, the Fund may be obligated to pay firms a dealer reallowance. In the event the Fund has insufficient cash to pay the dealer reallowance for shares of the Fund you purchase through an exchange, it may be required to sell some portfolio securities. Such sale of portfolio securities may result in realized loss at a time when the Fund would prefer to hold such securities, such as in a rising market.

Investment decisions for the Fund are made independently from those of the other Pilgrim Funds, although it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if either of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and the Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services that are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases. the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.


For the fiscal years ended June 30, 1998 and 1997, the Fund's portfolio turnover rates were 209% and 394%, respectively. The Fund places no restrictions on portfolio turnover. Because a high turnover rate increases transaction costs and may increase taxable gains, the Investment Manager carefully weighs the anticipated benefits of short-term investing against these consequences. An increased portfolio turnover rate is due to a greater volume of shareholder purchase orders and other special market conditions.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other Pilgrim Funds), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or open-end Pilgrim Funds may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim Prime Rate Trust.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any open-end Pilgrim Fund which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one Pilgrim Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

REDEMPTIONS

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B shares may be subject to a CDSC or redemption fee. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC or redemption fee if certain of those shares are redeemed within the applicable time periods as stated in the Prospectus.

No CDSC or redemption fee is imposed on any shares subject to a CDSC or redemption fee to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC or redemption fee shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

CONVERSION OF CLASS B SHARES

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities, including any options written by the Fund, listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. Portfolio securities underlying traded call options written by the Fund will be valued at their market price as determined above; however, the current market value of the option written by the Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans which employers may establish on behalf of their employees are also available. Roth IRA plans which enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of model Custodial Account Agreements are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under these model Agreements, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA and Simple IRA are contained in IRS required disclosure statements, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

3. Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

         (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

         (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

         (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

         (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

         (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS


Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. The Fund expects that distributions of investment company taxable income are not expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.


Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT/MARKET DISCOUNT

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income is subject to the distribution requirements of the Code. If the Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on the securities may be eligible for the deduction for dividends received by corporations. In such event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

OPTIONS AND HEDGING TRANSACTIONS

Certain options and financial contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders an ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SALE OF SHARES

Upon the sale or taxable exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" or "yield" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV

where:

         P =      a hypothetical initial payment of $1,000,
         T =      the average annual total return,
         n =      the number of years, and
         ERV =    the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b     6
                           2[( --- + 1)  - 1]0
                               cd

where:

         a =      dividends and interest earned during the period,
         b =      expenses accrued for the period (net of reimbursements),
         c =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends, and
         d =      the  maximum  offering  price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


The average annual total return of the Class A shares of the Fund for the one, five and ten year periods ended June 30, 1998 was 6.39%, 9.95% and 9.99%, respectively. The average annual total return for the Class B shares for the one year period ended June 30, 1998, and for the period from July 17, 1995 (commencement of operations) through June 30, 1998, was 5.90% and 11.78%, respectively. The average annual total return for the Class M shares for the one year period ended June 30, 1998, and for the period from July 17, 1995 (commencement of operations) through June 30, 1998, was 7.52% and 11.60%, respectively.


Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of the Fund, and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim Capital, Pilgrim Group, Inc. or affiliates of the Fund, the Investment Manager, Pilgrim Capital or Pilgrim Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital, (iv) the past performance of Pilgrim Capital and Pilgrim Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS. The Articles of Incorporation of the Company authorizes the issuance of shares of the Fund. The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim MagnaCap Fund, and 100,000,000 shares are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares of the Company do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors. Generally, there will not be annual meetings of shareholders.

The Board of Directors may classify or reclassify any unissued shares of the Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

LEGAL COUNSEL. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

OTHER INFORMATION. The Fund is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission, and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.

Investors in the Fund will be kept informed of its progress through periodic reports showing diversification of portfolio, statistical data and any other significant data. Financial statements audited by independent public accountants will be submitted to shareholders at least annually.

                              FINANCIAL STATEMENTS

The Financial Statements of the Fund for the year ended June 30, 1998 are incorporated herein by reference from the Fund's Annual Report to Shareholders. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  Contained in Part A:

                  Financial Highlights

                  Contained in Part B:

                  Financial Statements are incorporated by reference from the Funds' Annual Report to Shareholders for the fiscal year ended June 30, 1998 (audited).

         (b)      Exhibits

                  (1)      (A)      Form of Articles of  Restatement of Articles
                                    of Incorporation(1)

                           (B) Form of Articles of Amendment to Articles of Incorporation

                  (2)      Form of Amended and Restated Bylaws(1)

                  (3)      Not Applicable

                  (4)      Not Applicable

                  (5)      (A)      Form of  Investment  Management  Agreement -
                                    High Yield Fund(1)

                           (B) Form of Investment Mamagement Agreement - MagnaCap Fund(1)

                           (C) Form of Amendment to Investment Management Agreement for High Yield Fund(3)

                  (6)      (A)      Form of Underwriting Agreement(1)

                           (B)      Form of Selling Group Agreement(1)

                  (7)      Not Applicable

                  (8)      (A)      Form of Custody Agreement(1)

                           (B)      Form of Recordkeeping Agreement(1)

                  (9)      (A)      Form of Shareholder Servicing Agreement(1)

                           (B)      Form of Expense Limitation Agreement

                  (10)     Opinion and Consent of Counsel(3)

                  (11)     Consent of Independent Auditors

                  (12)     Not Applicable

                  (13)     Form of Investment Letter(2)

                  (14)     Not Applicable

                  (15)     (A)      Form of Service  and  Distribution  Plan for
                                    Class A Shares(1)

                           (B) Form of Service and Distribution Plan for Class B Shares(1)

                           (C) Form of Service and Distribution Plan for Class M Shares(1)

                  (16)     Not Applicable

                  (17)     Not Applicable

                  (18) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3(1)

                  (27)     Financial Data Schedules

                  ------------------------------------
                  (1) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A as filed on October 30, 1997.

                  (2)      Previously   filed  as  an  exhibit  on  Registrant's
                           Registration Statement on Form N-1A

                  (3) Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A as filed on August 28, 1998.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         N/A

ITEM 27. INDEMNIFICATION

         Reference is made to Article VIII, Section 8 of the Registrant's By-Laws filed as Exhibit 2.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Pilgrim America Securities, Inc. is the principal underwriter for the Registrant.

         (b) Information as to the directors and officers of Pilgrim America Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 31. MANAGEMENT SERVICES

         None.

ITEM 32. UNDERTAKINGS

         (a) Not applicable.

         (b) Not applicable.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 26th day of October, 1998.

                                       PILGRIM AMERICA INVESTMENT FUNDS, INC.


                                       By:   /s/ Robert W. Stallings
                                             -----------------------------------
                                             Robert W. Stallings
                                             Chairman

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                       TITLE                          DATE


/s/ Robert W. Stallings      Director and President             October 26, 1998
------------------------     (Principal Executive Officer)
Robert W. Stallings



                             Director                           October 26, 1998
------------------------
Mary A. Baldwin *



                             Director                           October 26, 1998
------------------------
John P. Burke *



                             Director                           October 26, 1998
------------------------
Al Burton *

                             Director                           October 26, 1998
------------------------
Bruce S. Foerster *



                             Director                           October 26, 1998
------------------------
Jock Patton *



                             Senior Vice President and          October 26, 1998
------------------------     Principal Financial Officer
Michael J. Roland *



*        By:      /s/ Robert W. Stallings
                  -------------------------------
                  Robert W. Stallings
                  Attorney-in-Fact**

** Powers of Attorney for the Directors are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A as filed on October 30, 1997. The Power of Attorney for Michael J. Roland is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A as filed on August 28, 1998.

                                  EXHIBIT LIST

Exhibit Number        Name of Exhibit

(1)(B)                Form of Articles of Amendment to Articles of Incorporation

(9)(B)                Form of Expense Limitation Agreement

(11)                  Consent of Independent Auditors

(27)                  Financial Data Schedules